SCHWARTZ INVESTMENT TRUST

STATEMENT OF ADDITIONAL INFORMATION

April 28, 2025

Amended May 1, 2025 and

November 10, 2025

Ave Maria Value Focused Fund (AVERX)

(formerly the Schwartz Value Focused Fund)

Ave Maria Value Fund (AVEMX)

Ave Maria Growth Fund (AVEGX)

Ave Maria Rising Dividend Fund (AVEDX)

Ave Maria World Equity Fund (AVEWX)

Ave Maria Growth Focused Fund (AVEAX)

(formerly the Ave Maria Focused Fund)

Ave Maria Bond Fund (AVEFX)

This Statement of Additional Information (“SAI”) supplements the Prospectus offering shares of the Ave Maria Value Focused Fund, the Ave Maria Value Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund, the Ave Maria World Equity Fund, the Ave Maria Growth Focused Fund and the Ave Maria Bond Fund (the “Funds”). This SAI, which is incorporated by reference in its entirety into the Prospectus, should be read only in conjunction with the Funds’ Prospectus, dated April 28, 2025, as it may be revised or supplemented from time to time.

Because this SAI is not a prospectus, no investment in shares of the Funds should be made solely on the basis of the information contained herein. It should be read in conjunction with the Funds’ Prospectus. A copy of the Prospectus may be obtained by writing the Funds at P.O. Box 46707, Cincinnati, Ohio 45246, by calling the Funds toll-free at 888-726-9331, or on the Funds’ website: www.avemariafunds.com. Capitalized terms used but not defined herein have the same meaning as in the Prospectus.

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STATEMENT OF ADDITIONAL INFORMATION

Schwartz Investment Trust

801 W. Ann Arbor Trail, Suite 244

Plymouth, Michigan 48170

Table of Contents

THE TRUST	3
INVESTMENT POLICIES AND RISK CONSIDERATIONS	3
INVESTMENT LIMITATIONS	22
TRUSTEES, OFFICERS AND CATHOLIC ADVISORY BOARD MEMBERS	27
THE INVESTMENT ADVISER	36
Portfolio Managers	39
SECURITIES TRANSACTIONS AND PORTFOLIO HOLDINGS	42
PORTFOLIO TURNOVER	45
CALCULATION OF SHARE PRICE	46
SHAREHOLDER ACCOUNTS	47
TAXES	48
REDEMPTION IN KIND	52
PRINCIPAL SECURITY HOLDERS	52
CUSTODIAN	53
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	53
LEGAL COUNSEL	53
TRANSFER AGENT AND ADMINISTRATOR	53
THE DISTRIBUTOR	54
FINANCIAL STATEMENTS	54
APPENDIX A - RATINGS DESCRIPTIONS	55
APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES	59

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THE TRUST

Schwartz Investment Trust (the “Trust”), an open-end management investment company, was organized as an Ohio business trust on August 31, 1992. The Trust currently offers seven series of shares to investors: the Ave Maria Value Focused Fund, the Ave Maria Value Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund, the Ave Maria World Equity Fund, the Ave Maria Growth Focused Fund, and the Ave Maria Bond Fund (referred to individually as a “Fund,” collectively the “Funds”). Each Fund has its own investment objective, strategies and policies. Prior to April 28, 2025, the Ave Maria Value Focused Fund was named the “Schwartz Value Focused Fund” and the Ave Maria Growth Focused Fund was named the “Ave Maria Focused Fund.” The Ave Maria Value Focused Fund and the Ave Maria Growth Focused Fund are each non-diversified series of the Trust, while the remaining series are diversified series of the Trust.

Shares of the Funds have equal voting rights and liquidation rights. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Funds are not required to hold annual meetings of shareholders. The Board of Trustees (the “Board of Trustees” or the “Board”) shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust’s outstanding shares. The Trust will comply with the provisions of Section 16(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), in order to facilitate communications among shareholders.

Each share of a Fund represents an equal proportionate interest in the assets and liabilities belonging to the Fund with the other shares of that Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any Fund into a greater or lesser number of shares of that Fund so long as the proportionate beneficial interest in the assets belonging to that Fund are in no way affected. In case of any liquidation of a Fund, the shareholders of the Fund being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that Fund. Expenses attributable to any Fund are borne by that Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated by or under the direction of the Board in such manner as are determined to be fair and equitable. Generally, these expenses are allocated on the basis of relative net assets or number of shareholders. No shareholder is liable to further calls or to assessment by the Trust without his express consent.

INVESTMENT POLICIES AND RISK CONSIDERATIONS

A more detailed discussion of some of the terms used and investment policies described in the Prospectus appears below. Unless otherwise indicated, all investment practices and limitations of the Funds are nonfundamental policies that may be changed by the Board without shareholder approval.

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Commercial Paper. Commercial paper consists of short-term (usually from 1 day to 270 days) unsecured promissory notes issued by corporations to finance their current operations. The Funds will only invest in commercial paper that is rated A-1 by Standard & Poor’s Global Ratings (“S&P”) or Fitch Ratings (“Fitch”), or Prime-1 by Moody’s Ratings (“Moody’s”) or unrated paper of issuers who have outstanding unsecured debt rated AA or better by S&P or Fitch or Aa or better by Moody’s. Certain notes may have floating or variable rates. Variable and floating rate notes with a demand notice period exceeding seven days will be subject to the Funds’ policy with respect to illiquid investments unless, in the judgment of Schwartz Investment Counsel, Inc. (the “Adviser”), such note is liquid.

Commercial paper represents an unsecured promise by the issuer to pay principal and interest when due and is subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Adverse economic changes or corporate developments could materially impact the ability of an issuer to pay principal and interest, when due.

The rating of Prime-1 is the highest commercial paper rating assigned by Moody’s. Among the factors considered by Moody’s in assigning ratings are the following: evaluation of the management of the issuer; economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks that may be inherent in certain areas; evaluation of the issuer’s products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; the financial strength of the parent company and the relationships that exist with the issuer; and recognition by the management of obligations that may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1. Commercial paper rated A-1 (highest quality) by S&P has the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated “A” or better, although in some cases “BBB” credits may be allowed; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer’s industry is well-established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer’s commercial paper is rated A-1. Commercial paper rated F-1+ by Fitch has exceptionally strong credit quality and the strongest degree of assurance for timely payment. F-1 paper has very strong credit quality, F-2 has good credit quality and F-3 has fair credit quality, with the assurance for timely payment adequate, but adverse changes could cause the securities to be rated below investment grade.

Bank Debt Instruments. Bank debt instruments consist of certificates of deposit, bankers’ acceptances and time deposits issued by national banks and state banks, trust companies and mutual savings banks, or by banks or institutions that are insured by the Federal Deposit Insurance Corporation (the “FDIC”). Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period (usually from 14 days to 1 year) at a stated or variable interest rate. Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Time deposits are non-negotiable deposits

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maintained in a banking institution for a specified period at a stated interest rate. Each Fund will not invest in time deposits maturing in more than 7 days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.

These bank debt instruments are generally not insured by the FDIC or any other government agency, except certificates of deposit may be insured for up to $250,000. The profitability of the banking industry depends largely upon the availability and cost of funds to finance lending operations under prevailing money market conditions. New government regulations, a downturn in general economic conditions or exposure to credit losses arising from possible financial difficulties of borrowers may impact the value of bank debt instruments.

When-Issued Securities. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve the risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place. The delivery of and payment for these securities typically occurs 15 to 90 days after the commitment to purchase. The Funds will only make commitments to purchase securities on a when-issued basis with the intention of actually acquiring the securities and if delivery and payment for the securities occurs within 35 days after the date of the transaction. In connection with these investments, the Funds will direct their custodian to place cash or liquid securities in a segregated account in an amount sufficient to make payment for the securities to be purchased. When a segregated account is maintained because a Fund purchases securities on a when-issued basis, the assets deposited in the segregated account will be valued daily at market for the purpose of determining the adequacy of the securities in the account. If the market value of such securities declines, additional cash or securities will be placed in the account on a daily basis so that the market value of the account will equal the amount of a Fund’s commitment to purchase securities on a when-issued basis. The purpose and effect of this is to prevent the Funds from gaining investment leverage from when-issued transactions. To the extent funds are in a segregated account, they will not be available for new investment or to meet redemptions. Securities purchased on a when-issued basis and the securities held in a Fund’s portfolio are subject to changes in market value based upon changes in the level of interest rates (which will generally result in all those securities changing in value in the same way, i.e., all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, if in order to achieve higher returns, a Fund remains substantially fully invested at the same time it has purchased securities on a when-issued basis, there will be a possibility that the market value of such Fund’s assets will experience greater fluctuation. The purchase of securities on a when-issued basis may involve a risk of loss if the broker-dealer selling the securities fails to deliver after the value of the securities has risen.

When the time comes for a Fund to make payment for securities purchased on a when-issued basis, the Fund will do so by using then-available cash flow, by sale of other securities or, although it would not normally expect to do so, by directing the sale of the securities purchased on a when-issued basis themselves (which may have a market value greater or less than such Fund’s payment obligation). Although the Funds will only make commitments to purchase securities on a when-issued basis with the intention of actually acquiring the securities, a Fund may sell these securities before the settlement date if it is deemed advisable by the Adviser as a matter of investment strategy. A Fund will not accrue income with respect to a when-issued security prior to its stated

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delivery date. Each Fund, except the Ave Maria Bond Fund, does not currently intend to invest more than 5% of its net assets in debt securities on a when-issued basis.

Rule 18f-4 under the 1940 Act permits the Funds to invest in securities on a when-issued or forward-settling basis, or with a non-standard settlement cycle, notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided that a Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”). A when-issued, forward-settling, or non-standard settlement cycle security that does not satisfy the Delayed-Settlement Securities Provision is treated as a derivatives transaction under Rule 18f-4.

Repurchase Agreements. Repurchase agreements are transactions by which a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon time and price, thereby determining the yield during the term of the agreement. In the event of a bankruptcy or other default by the seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying security and losses. To minimize these possibilities, each Fund intends to enter into repurchase agreements only with its custodian or with banks or broker-dealers that have been approved as adequately creditworthy by the Adviser. There is no limit on the amount the Funds may invest in repurchase agreements; however, a Fund will not enter into a repurchase agreement not terminable within 7 days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities. The Funds do not intend to engage in reverse repurchase agreement transactions.

Although the securities subject to a repurchase agreement might bear maturities exceeding 1 year, settlement for the repurchase will never be more than 1 year after a Fund’s acquisition of the securities and normally would be within a shorter period of time. The resale price will be in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time a Fund’s money will be invested in the securities, and will not be related to the coupon rate of the purchased security. At the time a Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will equal or exceed the value of the repurchase agreement, and, in the case of a repurchase agreement exceeding 1 day, the seller will agree that the value of the underlying security, including accrued interest, will at all times equal or exceed the value of the repurchase agreement. The collateral securing the seller’s obligation must be of a credit quality at least equal to a Fund’s investment criteria for portfolio securities and will be held by the custodian or in the Federal Reserve Book Entry System.

For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from the Fund to the seller subject to the repurchase agreement. It is not clear whether a court would consider the securities purchased by a Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the security under a repurchase agreement, a Fund may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or a decline in price of the security. If a court characterized the transaction as a loan and a Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at risk of

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losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for the Funds, the Adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case, the seller. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security, in which case a Fund may incur a loss if the proceeds to the Fund of the sale of the security to a third party are less than the repurchase price. However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including interest), a Fund will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Funds would be unsuccessful in seeking to enforce the seller’s contractual obligation to deliver additional securities.

Lending Portfolio Securities. The Ave Maria Growth Fund and the Ave Maria Bond Fund may each lend a portion of its portfolio securities. Such loans may not exceed 10% of the net assets of the lending Fund. Income may be earned on collateral received to secure the loans. Cash collateral would be invested in money market instruments. U.S. Government securities collateral would yield interest or earn discount. Part of this income might be shared with the borrower. Alternatively, the lending Fund could allow the borrower to receive the income from the collateral and charge the borrower a fee. In either event, the Fund would receive the amount of dividends or interest paid on the loaned securities.

Usually, these loans would be made to brokers, dealers or financial institutions. Loans would be fully secured by collateral deposited with the custodian in the form of cash and/or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. This collateral must be increased within 1 business day in the event that its value should become less than 102% of the market value of the loaned securities. While there may be delays in recovery or even loss of rights in the collateral if the borrower fails financially, the loans will be made only to firms deemed by the Adviser to be of good standing. Loans will not be made unless, in the judgment of the Adviser, the consideration that can be earned from such loans justifies the risk.

The borrower, upon notice, must redeliver the loaned securities within 3 business days. In the event that voting rights with respect to the loaned securities pass to the borrower and a material proposal affecting the securities arises, the loan may be called or the lending Fund will otherwise secure or be granted a valid proxy in time for it to vote on the proposal.

In making such loans, the Funds may utilize the services of a loan broker and pay a fee therefor. The Funds may incur additional custody fees for services in connection with lending of securities. During the December 31, 2024 fiscal year, the Ave Maria Growth Fund and the Ave Maria Bond Fund did not engage in any securities lending activities and therefore did not receive any income related to securities lending.

U.S. Government Obligations. “U.S. Government obligations” include securities that are issued or guaranteed by the U.S. Treasury, by various agencies of the U.S. Government, and by various instrumentalities that have been established or sponsored by the U.S. Government. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government. U.S. Treasury obligations include Treasury Bills, Treasury Notes, and Treasury Bonds. Treasury Bills have

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initial maturities of 1 year or less; Treasury Notes have initial maturities of 1-10 years; and Treasury Bonds generally have initial maturities of greater than 10 years. U.S. Government obligations also include treasury inflation-protected securities (“TIPS”) that have an inflation adjustment applied to the principal according to changes in the Consumer Price Index.

Agencies and instrumentalities established by the U.S. Government include the Federal Home Loan Banks, the Federal Land Bank, the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), the Small Business Administration, the Bank for Cooperatives, the Federal Intermediate Credit Bank, the Federal Financing Bank, the Federal Farm Credit Banks, the Federal Agricultural Mortgage Corporation, the Resolution Funding Corporation, the Financing Corporation of America and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the U.S. Government while others are supported only by the credit of the agency or instrumentality, which may include the right of the issuer to borrow from the U.S. Treasury. In the case of U.S. Government obligations not backed by the full faith and credit of the U.S. Government, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the U.S. Government itself in the event the agency or instrumentality does not meet its commitment. U.S. Government obligations are subject to price fluctuations based upon changes in the level of interest rates, which will generally result in all such securities changing in price in the same way, i.e., all such securities experiencing appreciation when interest rates decline and depreciation when interest rates rise.

Government debt can be adversely affected by large and sudden changes in local and global economic conditions that result in increased debt levels. Government intervention into the economy and financial markets and investment in infrastructure and national defense has largely expanded the government deficit and debt and the U.S. government is projected to continue to maintain high debt levels for the foreseeable future. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systematic risks if sound debt management practices are not implemented. A high national debt level may increase market pressures to meet government funding needs, which may drive debt costs higher and cause the U.S. Treasury to sell additional debt with shorter maturity periods, thereby increasing refinancing risk. A high national debt also raises concerns that the U.S. Government will not be able to make principal or interest payments when they are due, which may adversely impact the value of certain instruments held by a Fund. In August 2011, S&P lowered the long-term sovereign credit rating of U.S. Government securities from AAA to AA+ and also downgraded the long-term credit ratings of U.S. Government-sponsored enterprises. In explaining the downgrade, S&P cited, among other reasons, controversy over raising the statutory debt ceiling and growth in public spending. S&P continues to affirm its AA+ long-term credit rating on the U.S. and its rating outlook of stable. On June 3, 2023, the Fiscal Responsibility Act of 2023 was signed into law, which suspended the limit on the federal debt until January 1, 2025 and automatically reinstated it to the amount of debt outstanding on January 2, 2025. In August 2023, Fitch lowered the U.S. Government’s rating from AAA to AA+, citing among other reasons, rising debt at the federal, state and local levels and a steady deterioration in the standards of governance over the past two decades. Fitch indicated that the worsening political divisions around spending and tax policy, including the U.S. Government’s repeated debt limit standoffs and last-minute resolutions as key

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reasons for its decision. Because of the rising U.S. Government debt burden, it is possible that the U.S. Government may not be able to meet its financial obligations or that securities issued by the U.S. Government may experience credit downgrades. From time to time, uncertainty regarding the status of negotiations in the U.S. Government to increase the statutory debt ceiling could increase the risk that the U.S. Government may default on payments on certain U.S. Government securities, cause the credit rating of the U.S. Government to be downgraded, increase volatility in both the stock and bond markets, result in higher interest rates, reduce prices of U.S. Treasury securities, and/or increase the costs of certain types of debt. Political events within the U.S. at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of a Fund’s investments and increase uncertainty in or impair the operation of the U.S. and other securities markets.

Zero Coupon Securities. The Ave Maria Bond Fund may invest up to 10% of its net assets in zero coupon U.S. Government and corporate debt securities, which do not pay current interest, but are purchased at a discount from their face values. The market prices of zero coupon securities generally are more volatile than the prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit qualities.

Inflation-Indexed Securities. Inflation-indexed securities are income-generating instruments whose interest and principal payments are adjusted for inflation. TIPS are inflation-linked securities issued by the U.S. Government. Inflation-indexed securities are also issued by corporations, U.S. Government agencies, states and foreign countries. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the Consumer Price Index (“CPI”). A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of an investment. Because of this inflation-adjustment feature, inflation-indexed securities typically have lower yields than conventional fixed-rate bonds.

Inflation-indexed securities normally will decline in price when real interest rates rise. (A real interest rate is calculated by subtracting the inflation rate from a nominal interest rate. For example, if a 10-year Treasury note is yielding 5% and the rate of inflation is 2%, the real interest rate is 3%). If inflation is negative, the principal and income of an inflation-indexed security will decline and could result in losses for a Fund.

Equity Securities. The value of a company’s stock may fall as a result of factors directly related to that company, such as decisions made by its management or a lower demand for the company’s products or services. A stock’s value also may fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increased production costs. The value of a company’s stock is also based upon investor sentiment and market perceptions. The increasing popularity of passive index-based investing may have the potential to increase security price correlations and volatility. Since passive investing strategies generally buy or sell securities based simply on inclusion and representation in an index, securities prices will have an increasing tendency to rise or fall based on whether money is flowing into or

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out of passive strategies, rather than based on an analysis of the prospects and valuation of individual securities. This may result in increased market volatility as more money is invested through passive strategies. The value of a company’s stock also may be affected by changes in the financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. The value of a company’s stock is also generally subject to the risk of future local, national or global economic disturbances based on unknown weaknesses in the markets in which the Funds invest. In the event of such a disturbance, issuers of securities held by a Fund may experience significant declines in the value of their assets and even cease operations, or may receive government assistance accompanied by increased restrictions on their business operations or other government intervention. Governmental and quasi-governmental authorities and regulators throughout the world, such as the Federal Reserve, have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including, but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. Government intervention into the economy and financial markets to address trade deficits, inflation, or other significant events that may occur in the future may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Other political events within the U.S. and abroad, including the U.S. Government’s ongoing inability to adopt or implement a long-term budget and deficit reduction plan, the contentious political environment, and worsening political divisions, may have a negative impact on stock prices.

Global economies and financial markets are increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact companies or foreign exchange rates in a different country or region. Geopolitical and other risks, including war, terrorism, trade disputes, political or economic dysfunction within some nations, public health crises and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, may add to instability in world economies and markets generally. Changes in trade policies and international trade agreements could affect the economies of many countries in unpredictable ways. Some governmental authorities at times have taken steps to devalue their currencies substantially or have taken other steps to counter actual or anticipated market or other developments. Steps by those regulators and authorities to implement, or to curtail or taper, these activities could have substantial negative effects on the financial markets. The withdrawal of support, failure of efforts in response to a financial crisis or investor perceptions that these efforts are not succeeding could negatively affect financial markets in general as well as the values and liquidity of certain securities. The U.S. Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation, economic sanctions or other restrictions and it is possible that a Fund could be prohibited from investing in securities issued by companies that are subject to such restrictions. For example, the U.S. government has imposed sanctions generally prohibiting U.S. investors from directly or indirectly purchasing or otherwise gaining exposure to certain securities identified as having ties to China’s military and related industries. In addition, the U.S. and many other countries have imposed heavy economic sanctions on Russian political leaders, banking entities and other Russian businesses following the large-scale invasion of Ukraine in 2022. Additional sanctions may be imposed in the future which could result in counter measures or retaliatory actions. The imposition of protectionist trade policies and sanctions by the U.S. or another government or country could cause disruptions to the country’s financial system and economy, which could negatively impact the value of securities issued by that country.

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Foreign Securities. Each Fund may invest in securities of foreign issuers that trade on a foreign securities exchange or in the over-the-counter markets, subject to its investment policies and quality standards. The Funds may also invest indirectly in foreign securities in the form of American Depositary Receipts (“ADRs”). ADRs are receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in the U.S. securities markets.

Investments in foreign securities, including ADRs, involve risks that are different in some respects from an investment in a mutual fund that invests only in securities of U.S. domestic issuers. The performance of foreign markets does not necessarily track U.S. markets. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. A change in the value of a currency in which a security is denominated against the U.S. dollar will result in a corresponding change in the U.S. dollar value of that security and such a change may also affect the value and income of the securities of issuers who are exposed to that currency. Generally, when a given currency appreciates against the dollar (the dollar weakens), the value of securities denominated in (or otherwise exposed to) that currency will rise. When a given currency depreciates against the dollar (the dollar strengthens), the value of securities denominated in (or otherwise exposed to) that currency will decline. Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by political and economic events occurring inside and outside the U.S., many of which may be difficult, if not impossible to predict. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. There may be less governmental supervision of securities markets, brokers and issuers of securities than in the U.S. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally higher than in the U.S. Settlement practices may include delays and may differ from those customary in U.S. markets. Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, restrictions on foreign investment and repatriation of capital, imposition of withholding taxes on dividend or interest payments, currency blockage (which would prevent cash from being brought back to the U.S.), and difficulty in enforcing legal rights outside the U.S.

General economic and financial conditions and events in particular countries or geographic regions may adversely impact the prices of securities held by a Fund. For example, EU member countries that use the Euro as their currency (so-called Eurozone countries) lack the ability to implement an independent monetary policy and may be significantly affected by requirements that limit their fiscal options. European financial markets have experienced volatility and have been adversely affected by concerns of economic downturns, credit rating downgrades, rising government debt and possible default on or restructuring of government debt in several European countries.

Both in developed and developing countries, crises may arise that have the potential to severely erode the value of investments. These episodes may include instances of default, restructuring, economic pressures introduced by significant commodity price declines, wars or conflicts, or severe devaluations of foreign currency with respect to the U.S. dollar. In the past, governmental

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and non-governmental issuers have defaulted on, or have been forced to restructure, their debts, and many other issuers have faced difficulties obtaining credit. Defaults or restructurings by governments or others of their debts could have substantial adverse effects on economies, financial markets, and asset valuations around the world. In addition, financial regulators, including the Federal Reserve and the European Central Bank, at times have taken steps to maintain historically low interest rates by purchasing bonds, devalue their currencies, or counter actual or anticipated market or other developments. Steps by those regulators and authorities to implement, curtail or taper these activities could have substantial negative effects on financial markets. The withdrawal of support, failure of efforts in response to a financial crisis, or investor perception that these efforts are not succeeding, could negatively affect financial markets generally as well as the values and liquidity of certain securities.

If a Fund invests a significant portion of its assets in investments tied economically to (or related to) a particular geographic region, foreign country, or particular market, it will have more exposure to regional and country economic risks than a fund that invests throughout the world's economies. A recession, debt crisis, or decline in currency valuation in one country within a region can spread to other countries in that region. Furthermore, to the extent a Fund invests in the securities of companies located in a particular geographic region or foreign country, it may be particularly vulnerable to events affecting companies located in that region or country because those companies may share common characteristics, are often subject to similar business risks and regulatory burdens, and often react similarly to specific economic, market, political or other developments. Certain of these risks may also apply to stocks of U.S. companies that conduct a significant amount of business in non-U.S. markets or rely upon suppliers from non-U.S. markets.

Emerging Markets. Emerging market countries include every country in the world except Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the U.S. Investments in emerging market countries may include special risks in addition to those generally associated with foreign investing. The value of investments in emerging market countries may be more volatile due to greater uncertainties of investing in less established markets with lower trading volumes and economies that are not as developed or diverse. Governments of many emerging market countries have exercised substantial influence over many aspects of the private sector through ownership or control of many companies and the future actions of these governments could have a significant effect on economic conditions in emerging markets. With respect to certain emerging market countries, the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property, political or social instability or diplomatic developments could adversely affect investments by U.S. persons in these countries.

Many emerging market countries have little experience with the corporate forms of business organization and may not have well developed corporations and business laws or concepts of fiduciary duty in the business context.

Industry/Sector Risk. The greater a Fund’s exposure to any single type of investment, including investment in a given industry, sector, country, region, or type of security, the greater the impact the performance of that investment will have on the Fund’s performance. Companies in the same

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industry often face similar obstacles, issues, and regulatory burdens. As a result, the securities of companies in the same industry may react similarly to, and move in unison with, one another. An industry or a sector’s performance over any period of time may be quite different from that of the overall market. Certain sectors, such as technology, financial services, or energy, can be highly volatile. Industry classifications for the Funds are based on classifications maintained and developed by third parties. The sectors in which a Fund may have greater exposures will vary from time to time.

As of December 31, 2024, the Ave Maria Value Focused Fund had 37.8% of the value of its net assets invested in stocks within the real estate sector, 27.3% of which was held in in a single stock (Texas Pacific Land Corporation) within the real estate sector. Some stocks that are associated with the real estate sector operate as property leasing companies for a particular industry, such as the natural gas and crude oil industry, and may be more dependent on the strength of their underlying industry than the strength of the real estate market generally. The oil and natural gas market has experienced periods of volatility and fluctuation that is often based on factors that may be out of the control of the issuers of such securities, including changes in supply and global demand, international political and economic developments, and the success of exploration projects. Real estate stocks could also be affected overbuilding, increases in property taxes and operating expenses, lack of available financing, vacancies, changes in interest rates, changes in zoning laws, casualty or condemnation losses, and property damage.

As of December 31, 2024, the Ave Maria Growth Fund and the Ave Maria Rising Dividend Fund had 49.2% and 29.0%, respectively, of the value of their net assets invested in common stocks within the technology sector. Technology company stocks may be more volatile than the overall market and their prices may be significantly affected by the obsolescence of existing technologies, short product cycles, supply chain disruptions, falling prices and profits, and general economic conditions. Technology companies may not successfully introduce new products, develop, and maintain a loyal customer base or achieve general market acceptance for their new products and are heavily dependent on patent and intellectual property rights. Technology companies engaged in manufacturing, such as semiconductor companies, often operate internationally which could expose them to risks associated with instability and changes in economic and political conditions, including currency fluctuations, changes in foreign regulations, competition from subsidized foreign competitors with lower production costs and other risks inherent to international business.

As of December 31, 2024, the Ave Maria Growth Focused Fund had 29.3% of the value of its net assets invested in common stocks within the communications sector and 26.0% of the value of its net assets invested in common stocks within the industrials sector. Communication service companies are particularly vulnerable to the potential obsolescence of products and services due to technological advancement and competitor innovations and may be affected by other competitive pressures, such as pricing competition, research and development costs, capital requirements, government regulation, shifting demographics and unpredictable changes in consumer preferences. Certain companies in the communication services sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses. Some companies engaged in internet-related activities are difficult to value and their high share prices relative to their earnings may not be sustainable over the long term. Companies in the industrials sector may be

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cyclical and have occasional sharp price movements resulting from changes in the economy, fuel prices, labor agreements, insurance costs, government regulations, world events, economic conditions, and the risks of environmental damage and product liability claims. Industrial companies are subject to the risks of a decline in demand for their specific product or service, due in part to rapid technological developments and new product introductions by competitors.

Morally Responsible Investing. The incorporation of religious considerations in the Funds’ morally responsible investment strategy may cause a Fund to make different investments than funds that have a similar investment style but do not incorporate such considerations in their strategy. As a result of these considerations, a Fund may forego opportunities to buy certain securities when it might otherwise be advantageous to do so, or sell securities when it might be otherwise disadvantageous for it to do so. The morally responsible investment process applied in the management of the Funds may also affect a Fund’s exposure to certain sectors or types of investments, which may impact the Fund’s relative investment performance depending on the performance of issuers in those sectors relative to issuers in the broader market. The Funds’ portfolio managers are dependent on available information to assist in the moral evaluation process, and, given the variance among the standards that are used in such evaluation, the process employed for the Funds may differ from processes employed for other funds that practice morally responsible investing. Additionally, a stock will be sold in a manner that is not disruptive to the Funds if the Adviser determines that the company operates in a way that is inconsistent with the core values and teachings of the Roman Catholic Church, based on the criteria established by the Catholic Advisory Board. A stock will automatically be sold, if necessary, to ensure that a Fund meets its morally responsible investment policy.

Special Purpose Acquisition Companies. A Fund may invest in stock, rights, warrants, and other securities of special purpose acquisition companies (SPACs) or similar special purpose entities. A SPAC is a publicly traded company that raises investment capital in the form of a blind pool via an initial public offering (IPO) for the purpose of acquiring or merging with an existing company. The shares of a SPAC are typically issued in “units” that include one share of common stock and one right or warrant (or partial right or warrant) conveying the right to purchase additional shares or partial shares. At a specified time following the IPO (generally 1-2 months), the rights and warrants may be separated from the common stock at the election of the holder, after which they become freely tradeable. After going public and until an acquisition is completed, a SPAC generally invests the proceeds of its IPO (less a portion retained to cover expenses), which are held in trust, in government securities, money market securities and cash. To the extent the SPAC is invested in cash or similar securities, this may impact a Fund’s ability to meet its investment objective. If a SPAC does not complete an acquisition within a specified period of time after going public, the SPAC is dissolved, at which point the invested funds are returned to the SPAC’s shareholders (less certain permitted expenses) and any rights or warrants issued by the SPAC expire worthless. Because SPACs and similar entities are in essence blank check companies without an operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify a merger target and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. The securities issued by a SPAC, which are typically traded in the over-the-counter market, may be considered illiquid and/or be subject to restrictions on resale. In addition, investments in SPACs may be subject to the

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same risks as investing in any initial public offering, including the risks associated with companies that have little operating history as public companies, including unseasoned trading, small number of shares available for trading and limited information about the issuer.

Warrants and Rights. Warrants are essentially options to purchase equity securities at a specific price during the life of the warrant and are valid for a specific period of time (generally 2 or more years). Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. The Funds may purchase warrants and rights, provided that each Fund does not presently intend to invest more than 5% of its net assets at the time of purchase in warrants and rights other than those that have been acquired in units or attached to other securities. Of such 5%, no more than 2% of a Fund’s assets at the time of purchase may be invested in warrants which are not listed on either the New York Stock Exchange or the NYSE American. Investments in warrants and rights involve certain risks, including the possible lack of a liquid market for resale, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant or right can be prudently exercised (in which event the warrant or right may expire without being exercised, resulting in a loss of a Fund’s entire investment).

Borrowing and Pledging. Each Fund may borrow from banks but only as a temporary measure for emergency or extraordinary purposes. The Ave Maria Value Focused Fund, Ave Maria Value Fund, Ave Maria Rising Dividend Fund, Ave Maria World Equity Fund and Ave Maria Growth Focused Fund may each borrow in an amount not exceeding 5% of its respective total assets and the Ave Maria Growth Fund and Ave Maria Bond Fund may each borrow in an amount not exceeding 25% of its respective total assets. Each Fund may pledge assets in connection with borrowings but will not pledge more than the amount of its borrowings. Borrowing may cause greater fluctuation in a Fund’s net asset value (“NAV”) until the borrowing is repaid and the money borrowed is subject to interest and other costs. Each Fund’s policies on borrowing and pledging are fundamental policies that may not be changed without the affirmative vote of a majority of its outstanding shares.

Investment Company Shares. Investment company shares are securities of other open-end or closed-end registered investment companies and include money market funds and exchange-traded funds (“ETFs”). Each Fund may invest in shares of other investment companies, but will not invest more than 5% of its total assets in shares of any single investment company and will not purchase more than 3% of the outstanding voting shares of any investment company. Rule 12d1-4 under the 1940 Act (“Rule 12d1-4”) allows a fund to acquire the securities of another investment company in excess of the limitations imposed by Section 12 of the 1940 Act without obtaining an exemptive order from the SEC, subject to certain limitations and conditions. Among those conditions is the requirement that, prior to a fund relying on Rule 12d1-4 to acquire securities of another fund in excess of the limits of Section 12(d)(1), the acquiring fund must enter into a fund of funds agreement with the acquired fund. (This requirement does not apply when the acquiring fund’s investment adviser acts as the acquired fund’s investment adviser and does not act as sub-adviser to either fund.) Rule 12d1-4 is also designed to limit the use of complex fund structures. Under Rule 12d1-4, an acquired fund is prohibited from purchasing or otherwise acquiring the securities of another investment company or private fund if, immediately after the purchase, the securities of investment companies and private funds owned by the acquired fund have an

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aggregate value in excess of 10% of the value of the acquired fund’s total assets, subject to certain limited exceptions. Accordingly, to the extent a Fund’s shares are sold to other investment companies in reliance on Rule 12d1-4, the Fund will be limited in the amount it could invest in other investment companies and private funds. In addition to Rule 12d1-4, the 1940 Act and related rules provide certain other exemptions from these restrictions. Investments by the Funds in other investment companies will result in duplication of advisory, administrative, and other operational expenses. An investment in an investment company is not insured or guaranteed by the FDIC or any other governmental agency, entity, or person.

•	Money Market Mutual Funds. In order to maintain sufficient liquidity to implement investment strategies, or for temporary defensive purposes, each Fund may invest a significant portion of its assets in shares of one or more money market mutual funds. While investor losses in money market mutual funds have been rare, they are possible. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. Certain money market funds have floating NAVs, while others seek to maintain stable NAVs (typically, $1.00 per share). If the liquidity of a money market fund’s portfolio deteriorates below certain levels, the money market fund may suspend redemptions (i.e., impose a redemption gate), which would prevent a Fund from redeeming shares of the money market fund, or may impose a liquidity fee of up to 2% of the value of shares that the Fund redeems. These measures may result in a loss to a Fund or prohibit the Fund from redeeming its money market shares at times when the Adviser would otherwise make a redemption.

•	ETFs. A Fund could purchase shares of an ETF to gain exposure to a portion of a U.S. or foreign market through the purchase of passive ETFs (that invest in a portfolio of securities designed to track a particular market index) or active ETFs (that have an investment manager that is actively managing the portfolio). ETFs sell and redeem their shares at NAV in large blocks (typically 50,000 shares) called “creation units.” Shares representing fractional interests in these creation units are listed for trading on national securities exchanges and can be purchased and sold in the secondary market in lots of any size at any time during the trading day. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities they are designed to track, as well as the possibility that a lack of liquidity in an ETF could result in it being more volatile. To the extent the management fees paid to an ETF are for the same or similar services as the management fees paid by a Fund, the layering of fees will increase Fund expenses.

Gold and Precious Metals. While the Funds will not invest in commodities directly, they may be subject to the risks associated with commodity investments due to their ability to invest in ETFs or other companies that invest directly or indirectly in commodities or commodity-rated businesses. For example, a Fund may invest in companies whose business is related to the mining of precious or other metals (e.g., gold, silver, etc.) or registered investment companies that invest in securities of mining companies and related instruments (including, without limitation, the underlying commodities). Investments in securities of companies involved in mining or related precious metals industries, and the value of the investment companies and other companies that invest in precious metals and other commodities are subject to a number of risks. For example, the prices of precious metals or other commodities can move sharply up or down, in response to

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cyclical economic conditions, political events or the monetary policies of various countries, any of which may adversely affect the value of companies whose business is related to such commodities, or the value of investment companies and other companies investing in such business or commodities. Furthermore, such companies are subject to risks related to fluctuations of prices and perceptions of value in commodities markets generally.

Real Estate Investment Trusts (“REITs”). While the Funds will not invest in real estate directly, they may be subject to risks similar to those associated with real estate investments because of their ability to purchase securities of companies that generate income from the real estate industry. A REIT is a pooled investment vehicle that may invest primarily in income producing real estate or real estate related loans or interests. The value of REITs is dependent upon management skills and the strength of the real estate market and could be affected by the following factors: overbuilding and increased competition; increases in property taxes and operating expenses; declines in real estate values; lack of available financing for maturing debt; vacancies due to economic conditions and tenant bankruptcies; losses due to costs resulting from environmental contamination and its related clean-up; changes in interest rates; changes in zoning laws; casualty or condemnation losses; variation in rental income; changes in neighborhood values and functional obsolescence and appeal of properties to tenants. Other REITs that operate as property leasing companies for a particular industry, such as the oil and gas, wireless network or timber industry, are more dependent on the strength of their underlying industry than the strength of the real estate market. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”), and failing to maintain exemption from the 1940 Act. To the extent that the management fees paid to a REIT are for the same or similar services as the management fees paid by a Fund, the layering of fees will increase expenses.

Illiquid Investments. Each Fund may invest in illiquid securities, which include certain restricted securities (privately placed securities), repurchase agreements maturing in more than 7 days and other securities that cannot reasonably be expected to be sold or disposed within 7 calendar days in current market conditions without significantly impacting the market value of the investment. Pursuant to Rule 22e-4 under the 1940 Act, the Funds have established a liquidity risk management program and enhanced disclosures regarding fund liquidity. No Fund will acquire illiquid securities if, as a result, they would comprise more than 15% of the value of such Fund’s net assets. The Board of Trustees has designated the Adviser as the administrator of the Funds’ liquidity risk management program, responsible for assessing, managing and periodically reviewing each Fund’s liquidity risk based upon relevant market, trading and investment-specific considerations and determining which securities are illiquid. Various factors may be considered in determining the liquidity of the Funds’ investments, including (i) the frequency and volume of trades and quotations; (ii) the number of dealers and prospective purchasers in the marketplace; (iii) dealer undertakings to make a market; and (iv) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letter of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security and the ability to assign or offset the rights and obligations of the security). Risks associated with illiquid securities include the potential inability of a Fund to promptly dispose of a portfolio security after a decision to sell.

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Securities eligible to be resold pursuant to Rule 144A under the Securities Act of 1933 may be considered liquid by the Adviser or its delegate. Restricted securities, including Rule 144A securities, may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933, as amended. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time the Adviser decides to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell. Further, certain securities, once sold, may not settle for an extended period (for example, several weeks or even longer). A Fund will not receive its sale proceeds until that time, which may constrain the Fund’s ability to meet its obligations (including obligations to redeeming shareholders). Restricted securities will be priced at fair value in accordance with the fair value procedures established by the Adviser, in its role as the Funds’ Liquidity Administrator, and approved by the Board of Trustees. If through the appreciation of restricted securities or the depreciation of unrestricted securities, a Fund may have more than 15% of the value of its net assets invested in illiquid assets, including restricted securities, such Fund will take such steps as is deemed advisable to reduce its exposure to illiquid securities.

The debt market has experienced considerable growth, and financial institutions making markets in instruments purchased and sold by a Fund (e.g., bond dealers) have been subject to increased regulation. The impact of that growth and regulation on the ability and willingness of financial institutions to engage in trading or “making a market” in such instruments remains unsettled. As a result, a Fund, when seeking to sell its portfolio investments, could find that selling is more difficult than anticipated, especially during times of high market volatility. Market participants attempting to sell the same or a similar instrument at the same time as a Fund could exacerbate a Fund’s exposure to liquidity risk. Because market makers provide stability to fixed income markets, a significant reduction in dealer inventories could lead to decreased liquidity, increased volatility and wider spreads, which may become exacerbated during periods of economic or political stress. A Fund may have to accept a lower selling price for the holding, sell other investments that it might otherwise prefer to hold, or forego another more appealing investment opportunity. In addition, liquidity risk may be magnified in a rising interest rate environment in which investor redemptions from fixed-income mutual funds may be higher than normal; the selling of fixed-income securities to satisfy fund shareholder redemptions may result in an increased supply of such securities during periods of reduced investor demand due to a lack of buyers, thereby impairing a Fund’s ability to sell such securities. Because of the absence of a trading market, a Fund may not be able to sell illiquid securities and other illiquid investments at the times it desires to do so or at prices which are favorable. The sale price of illiquid investments may be lower or higher than the value of those investments as determined by the Liquidity Administrator. Certain investments that were liquid when purchased by a Fund may later become illiquid, particularly in times of overall economic distress. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may also adversely affect the liquidity and the value of a Fund’s investments.

Portfolio Turnover. The Funds do not intend to use short-term trading as a primary means of achieving their investment objectives. However, a Fund’s rate of portfolio turnover will depend upon market and other conditions, and will not be a limiting factor when portfolio changes are

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deemed necessary or appropriate by the Adviser. If a Fund experiences unexpected net redemptions, it could be forced to sell securities without regard to their investment merits, thereby decreasing the asset base upon which such Fund’s expenses can be spread and possibly reducing such Fund’s return. High portfolio turnover involves correspondingly greater commission expenses and transaction costs and may result in a Fund recognizing greater amounts of capital gains, which would increase the amount of capital gains that the Fund must distribute to its shareholders in order to maintain its status as a regulated investment company and to avoid the imposition of federal income or excise taxes. See “Taxes.”

Economic and Market Events Risk and Geopolitical Risk. Events in the economy and financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and there is no assurance that these conditions will not worsen in the future. These events have included, but are not limited to: bankruptcies, corporate restructuring, and economic stimulus by central banks, measures to address U.S. federal and state budget deficits; social, political and economic instability; steep changes in oil prices and currency exchange rates, the failures of certain U.S. and non-U.S. banks, conflicts and wars, supply chain disruptions and high inflation; social, political and economic instability, economic stimulus by the Japanese central bank; and China’s economic slowdown. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including epidemics and pandemics that may arise in the future could affect the economies of many nations, individual companies, and the market in general in ways that cannot be foreseen. Moreover, proposed and adopted policy and legislative changes in the U.S. have changed and may continue to change many aspects of financial, public health, environmental and other regulations. Relatively high market volatility and reduced liquidity in credit and fixed-income markets may cause issuers to have more difficulty obtaining financing, which may, in turn, cause a decline in their stock prices. Actions taken by the Federal Reserve or foreign central banks to stimulate or stabilize economic growth, such as decreases or increases in short-term interest rates, quantitative tightening programs, interventions in currency markets, or other adverse conditions (e.g., inflation/deflation), could cause the value of equity and/or fixed-income investments to decrease.

Inflation and Deflation. The Funds may be subject to inflation and deflation risk. Inflation risk is the risk that the present value of a Fund’s assets or income will be worth less in the future as inflation decreases the present value of money. The rate of inflation in many countries worldwide has increased recently due to supply chain disruptions, fiscal or monetary stimulus, energy price increases, wage inflation and the Russian invasion of Ukraine, among other factors. Unanticipated or persistent inflation may have a material and adverse impact on the financial condition or operating results of companies in which a Fund may invest, which may cause the value of the Fund’s holdings in such companies to decline. In addition, higher interest rates that often accompany or follow periods of high inflation may cause investors to favor asset classes other than common stocks, which may lead to broader market declines not necessarily related to the performance of specific companies. Deflation risk is the risk that the prices of goods and services in the U.S. and many foreign economies may decline over time. Deflation may have an adverse effect on stock prices and the creditworthiness of issuers and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could be difficult to reverse and last for a prolonged period.

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Corporate Bonds and Preferred Stocks. The Ave Maria Bond Fund invests a majority of its assets in debt securities under normal market conditions. Although the other Funds do not invest primarily in debt securities, they may invest all or a portion of their assets in debt securities for defensive purposes or to preserve capital on a temporary basis pending a more permanent disposition of assets subject to the Adviser’s analysis of economic and market conditions. There is no formula as to the percentage of assets that may be invested in any one type of security, except as set forth herein or in the Prospectus. When a Fund has a portion of its assets in U.S. Government obligations or corporate debt securities, the maturities of these securities (which may range from 1 day to 30 years) will be based on the Adviser’s perceptions as to the general risks in the debt market versus the equity market, and the Adviser’s perception of future trends and the term structure of interest rates.

Although the Funds equity investments are primarily in common stocks, each Fund may invest in preferred stocks and corporate debt securities, including securities convertible into common stocks, without regard to quality ratings assigned by rating organizations such as Moody’s, S&P or Fitch. Each Fund (except the Ave Maria Growth Focused Fund) does not hold, or intend to invest more than 5% of its net assets in preferred stocks and corporate debt securities rated less than “investment grade” by any of these rating organizations. The Ave Maria Growth Focused Fund does not hold, or intend to invest more than 15% of its net assets in preferred stocks and corporate debt securities rated less than “investment grade” by any of these rating organizations. Lower-rated securities (commonly called “junk” securities) are often considered to be speculative and involve greater risk of default or price changes due to changes in the issuer’s creditworthiness. Securities rated in any category below Baa by Moody’s or BBB by S&P or Fitch are generally considered to be “junk” securities. A Fund will promptly sell “junk” securities as necessary in order to limit its aggregate investments in such securities to the investment limitations described above, which may cause the Fund to suffer a loss.

Preferred Stocks. Preferred stocks, unlike common stocks, offer a stated dividend rate payable from a corporation’s earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stocks may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stocks may be “cumulative,” requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer’s common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation’s assets in the event of liquidation of the corporation, and may be “participating,” which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on the distribution of a corporation’s assets in the event of liquidation are generally subordinate to the rights associated with a corporation’s debt securities.

Convertible Securities. A convertible security is a security that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. By investing in convertible securities, a Fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while investing at a better price than may be available on the common stock or

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obtaining a higher fixed rate of return than is available on common stock. The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The credit standing of the issuer and other factors may also affect the investment value of a convertible security. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible security. If a convertible security held by a Fund is called for redemption, the Fund must permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

General Risk Factors of Fixed-Income Securities. Investments in fixed-income securities are subject to inherent market risks and fluctuations in price due to changes in earnings, economic conditions, quality ratings and other factors beyond the control of the Adviser. Adverse economic changes or individual corporate developments could materially impact the ability of an issuer to pay principal and interest when due. Fixed-income securities are also subject to price fluctuations based upon changes in the level of interest rates, which will generally result in all such securities changing in price in the same way, that is, all such securities experiencing appreciation when interest rates decline and depreciation when interest rates rise. Although it is generally true that fixed-income securities change in response to changes in the level of interest rates, these price changes are not necessarily of the same magnitude.

Interest rate changes can be sudden and unpredictable and are driven by a wide variety of factors, including central bank monetary policies, inflation rates, supply and demand and general economic conditions. A negative interest rate policy is an unconventional central bank monetary policy tool where nominal target interest rates are set with a negative value (i.e., below zero percent) intended to help create self-sustaining growth in the local economy. For example, if a bank charges negative interest, instead of receiving interest on deposits, a depositor must pay the bank fees to keep money with the bank. These market conditions may increase a Fund’s exposures to interest rate risk.

Risk Factors of Lower-Rated Fixed-Income Securities. The prices of lower-rated debt securities (commonly called “junk” securities) have speculative characteristics which are apt to increase in number and significance with each lower rating category. Lower rated securities have been found to be less sensitive to interest rate changes and more sensitive to adverse economic changes and individual corporate developments than more highly rated investments. An economic downturn tends to disrupt the market for lower-rated securities and adversely affect their values, and could result in increased price volatility and an increase in issuer defaults on these securities. Also, many issuers of lower-rated securities are substantially leveraged, which may impair their ability to meet their obligations. In some cases, the securities in which the Funds invest are subordinated to the prior payment of senior indebtedness, thus making it highly unlikely that the Funds will be able to receive payments when senior securities are in default. Although the credit rating of a security may, from time to time, be changed to reflect developments in the issuer’s financial condition, a

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credit rating does not necessarily address its market risk (that is, the risk that the value of a security will be adversely affected due to movement of the overall stock market or changes in the level of interest rates). If the secondary market for lower-rated securities becomes increasingly illiquid, it may affect a Fund’s ability to dispose of portfolio securities at a desirable price. Certain laws or regulations may have a material effect on the Funds’ investments in lower-rated securities and other legislative proposals have been introduced in order to tax and eliminate other advantages of lower rated securities.

See Appendix A for a description of the quality ratings assigned by Moody’s, S&P and Fitch.

Cybersecurity Risk. As the use of technology and the frequency of cyber-attacks have become more prevalent, the Funds have potentially become more susceptible to operational risks through breaches in cyber security. A cyber security breach refers to both intentional and unintentional events that may interfere with the processing of shareholder transactions or Fund NAV calculations, or cause the release of confidential information or the loss of proprietary information. This in turn could cause the Funds to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security attacks may include, among other things, gaining unauthorized access of digital systems for the purpose of misappropriating assets or sensitive information, corrupting data or causing operational disruption. Cyber security breaches of the Funds’ third-party service providers (including the Adviser, transfer agent, intermediaries and custodian) or issuers that a Fund invests in, can also subject the Funds to many of the risks associated with direct cyber security breaches. Like operational risk in general, the Funds’ service providers have established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially since the Funds do not directly control the cyber security systems of issuers or third-party service providers.

INVESTMENT LIMITATIONS

The Trust has adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Funds. These limitations may not be changed with respect to a Fund without the affirmative vote of a majority of the outstanding shares of that Fund. For purposes of the discussion of these fundamental investment limitations, the term “majority” of the outstanding shares of the applicable Fund means the lesser of: (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund.

Ave Maria Value Focused Fund

Under these fundamental limitations, the Ave Maria Value Focused Fund may not:

1.       Borrow amounts in excess of 5% of the Fund’s total assets, except as a temporary measure for extraordinary or emergency purposes.

2.       Underwrite securities issued by other persons, except insofar as the Fund may

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technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security.

3.       Invest 25% or more of the Fund’s total assets in any one industry.

4.       Purchase or sell real estate, mineral leases, futures contracts or commodities in the ordinary course of business.

5.        Make loans; however, the Fund may enter into repurchase agreements and may purchase corporate and debt obligations for investment purposes.

6.       Invest for the purpose of exercising control of management.

7.       Issue senior securities as defined in the 1940 Act, or mortgage, pledge, hypothecate or in any way transfer as security for indebtedness any securities owned or held by the Fund except as may be necessary in connection with permissible borrowings, and then not exceeding 5% of the Fund’s total assets, taken at the lesser of cost or market value.

8.       Purchase any securities on margin; however, the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities.

9.      Sell any securities short unless, by virtue of the Fund’s ownership of other securities, the Fund has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold and provided that if such right is conditional, the sale is made upon the same conditions.

10.      Purchase or sell any put or call options or any combination thereof, provided that this shall not prevent the purchase, ownership, holding or sale of warrants where the grantor of the warrants is the issuer of the underlying securities.

The Ave Maria Value Focused Fund does not presently intend to pledge, mortgage or hypothecate its assets as described above in investment limitation 7. The Fund has never made, nor does it presently intend to make, short sales of securities “against the box” as described above in investment limitation 9. The Fund is not permitted to engage in securities lending. The statements of intention in this paragraph reflect nonfundamental policies which may be changed by the Board of Trustees without shareholder approval.

Ave Maria Value Fund, Ave Maria Rising Dividend Fund and Ave Maria World Equity Fund

Under these fundamental limitations, the Ave Maria Value Fund, the Ave Maria Rising Dividend Fund and the Ave Maria World Equity Fund may not:

1.       Borrow amounts in excess of 5% of the Fund’s total assets, except as a temporary measure for extraordinary or emergency purposes.

2.       Underwrite securities issued by other persons, except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a

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portfolio security.

3.       Invest 25% or more of the Fund’s total assets in any one industry.

4.       Purchase or sell real estate, mineral leases, futures contracts or commodities in the ordinary course of business.

5.       Make loans; however, the Fund may enter into repurchase agreements and may purchase corporate and debt obligations for investment purposes.

6.       Purchase the securities of an issuer (other than the U.S. Government, its agencies or instrumentalities) if such purchase, at the time thereof, would cause more than 5% of the Fund’s total assets taken at market value to be invested in the securities of such issuer.

7.       Purchase voting securities of any issuer if such purchase, at the time thereof, would cause more than 10% of the outstanding voting securities of such issuer to be held by the Fund.

8.       Invest for the purpose of exercising control of management.

9.       Issue senior securities as defined in the 1940 Act, or mortgage, pledge, hypothecate or in any way transfer as security for indebtedness any securities owned or held by the Fund except as may be necessary in connection with permissible borrowings, and then not exceeding 5% of the Fund’s total assets, taken at the lesser of cost or market value.

10.      Purchase any securities on margin; however, the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities.

11.      Sell any securities short unless, by virtue of the Fund’s ownership of other securities, the Fund has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold and provided that if such right is conditional, the sale is made upon the same conditions.

12.       Purchase or sell any put or call options or any combination thereof, provided that this shall not prevent the purchase, ownership, holding or sale of warrants where the grantor of the warrants is the issuer of the underlying securities.

13.       Invest more than 10% of its total assets in securities of unseasoned issuers or in securities which are subject to legal or contractual restrictions on resale.

The Trust does not presently intend to pledge, mortgage or hypothecate the assets of the Funds as described above in investment limitation 9. The Funds have never made, nor do they presently intend to make, short sales of securities “against the box” as described above in investment limitation 11. The statements of intention in this paragraph reflect nonfundamental policies which may be changed by the Board of Trustees without shareholder approval.

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Ave Maria Growth Fund and Ave Maria Bond Fund

The fundamental investment limitations with respect to the Ave Maria Growth Fund and the Ave Maria Bond Fund are:

1.       Each of the Funds will diversify its assets in different companies and will not purchase securities of any issuer if, as a result of such purchase, the Fund would own more than 10% of the outstanding voting securities of such issuer or more than 5% of the Fund’s assets would be invested in securities of such issuer (except that up to 25% of the value of the Fund’s total assets may be invested without regard to this limitation). This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

2.       Neither Fund will purchase securities on margin, participate in a joint trading account or sell securities short (except for such short term credits as are necessary for the clearance of transactions); provided, however, that the Ave Maria Bond Fund may: (1) enter into interest rate swap transactions; (2) purchase or sell futures contracts; (3) make initial and variation margin payments in connection with purchases or sales of futures contracts or options on futures contracts; (4) write or invest in put or call options; and (5) enter into foreign currency exchange contracts.

3.       Neither Fund will borrow money or issue senior securities, except the Funds may borrow for temporary or emergency purposes, and then only from banks, in an amount not exceeding 25% of the value of the Fund’s total assets. The Funds will not borrow money for the purpose of investing in securities, and the Funds will not purchase any portfolio securities while any borrowed amounts remain outstanding. Notwithstanding the foregoing, the Ave Maria Bond Fund may enter into options, futures, options on futures, foreign currency exchange contracts and interest rate swap transactions.

4.       Neither Fund will pledge or hypothecate its assets, except to secure borrowings for temporary or emergency purposes.

5.      Neither Fund will act as an underwriter or distributor of securities other than shares of the applicable Fund (except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended, in the disposition of restricted securities).

6.       Neither Fund will make loans, except through: (1) the acquisition of debt securities from the issuer or others which are publicly distributed or are of a type normally acquired by institutional investors; or (2) repurchase agreements and except that the Funds may make loans of portfolio securities to unaffiliated persons who are deemed to be creditworthy if any such loans are secured continuously by collateral at least equal to the market value of the securities loaned in the form of cash and/or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and provided that no such loan will be made if upon the making of that loan more than 30% of the value of the lending Fund’s total assets would be the subject of such loans.

7.       Neither Fund will concentrate 25% or more of its total assets, determined at the time an investment is made, in securities issued by companies primarily engaged in the same

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industry. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

8.       Neither Fund will purchase or sell real estate or real estate mortgage loans and will not make any investments in real estate limited partnerships, but the Funds may purchase and sell securities that are backed by real estate or issued by companies that invest in or deal in real estate. The Ave Maria Bond Fund may purchase mortgage-backed securities and similar securities in accordance with its investment objectives and policies.

9.       Neither Fund will purchase or sell any interest in any oil, gas or other mineral exploration or development program, including any oil, gas or mineral leases.

10.     Neither Fund will purchase or sell commodities or commodities contracts, except that the Ave Maria Bond Fund may enter into futures contracts and options on futures contracts.

The Ave Maria Growth Fund and the Ave Maria Bond Fund have adopted certain other investment restrictions which are not fundamental policies and which may be changed without shareholder approval. These additional restrictions are as follows:

1.       Neither Fund’s investments in illiquid securities will exceed 15% of the value of its net assets.

2.       Neither Fund will make investments for the purpose of exercising control or management of any company.

3.       Neither Fund will mortgage, pledge or hypothecate more than one-third of its total assets.

The Ave Maria Bond Fund has never engaged, nor does it presently intend to engage, in any of the following transactions referred to above in fundamental investment limitation 2 — entering into interest rate swap transactions; purchasing or selling futures contracts; making initial and variation margin payments in connection with purchases or sales of futures contracts or options on futures contracts; writing or investing in put or call options; or entering into foreign currency exchange contracts.

Ave Maria Growth Focused Fund

Under these fundamental investment limitations, the Ave Maria Growth Focused Fund may not:

1.       Borrow amounts in excess of 5% of the Fund’s total assets, except as a temporary measure for extraordinary or emergency purposes.

2.       Underwrite securities issued by other persons, except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security.

3.       Invest more than 25% of its net assets in a particular industry or group of industries.

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4.       Purchase or sell real estate, mineral leases, futures contracts or commodities in the ordinary course of business.

5.       Make loans; however, the Fund may enter into repurchase agreements and may purchase corporate and debt obligations for investment purposes.

6.       Issue senior securities as defined in the 1940 Act, or mortgage, pledge, hypothecate or in any way transfer as security for indebtedness any securities owned or held by the Fund except as may be necessary in connection with permissible borrowings, and then not exceeding 5% of the Fund’s total assets, taken at the lesser of cost or market value.

General. The percentage limitations included in the fundamental investment limitations apply at the time of purchase of a security. For example, if a Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities. Industry classifications for the Funds are based on classifications maintained and developed by third parties. The Adviser reserves the right to change industry classifications as it deems appropriate and without seeking shareholder approval.

TRUSTEES, OFFICERS AND CATHOLIC ADVISORY BOARD MEMBERS

Overall responsibility for management of the Trust rests with the Board of Trustees. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The Trustees serve until their retirement and the officers are elected annually. The following is a list of the Trustees and executive officers of the Trust. Each Trustee and officer oversees all seven funds in the Trust. Five of the Trustees are not interested persons, as defined in the 1940 Act (the “Independent Trustees”).

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Name, Address and Year of Birth	Length of Service	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years and Directorships of Public Companies	Number of Portfolios in Fund Complex Overseen by Trustee
Interested Trustees
George P. Schwartz, CFA* 801 W. Ann Arbor Trail, Suite 244 Plymouth, Michigan 48170 Year of Birth: 1944	Since August 1992	Trustee/Chairman and President	Executive Chairman of the Adviser. Schwartz Investment Counsel, Inc. Chief Executive Officer of the Adviser until December 31, 2023.	7
Robert G. Dorsey* 801 W. Ann Arbor Trail, Suite 244 Plymouth, Michigan 48170 Year of Birth: 1957	Since November 2025	Trustee	Retired in 2021 Prior to retirement, he was a Managing Director and President of Ultimus Fund Solutions, LLC, the Trust’s administrator, and Ulitmus Fund Distriutions, LLC, the Trust’s distributor, from 1999 until 2018 and Vice Chairman of Ultimus Fund Solutions, LLC from 2018 until 2021.	7
Independent Trustees
Donald J. Dawson, Jr. 801 W. Ann Arbor Trail, Suite 244 Plymouth, Michigan 48170 Year of Birth: 1947	Since January 1993	Trustee	Retired in 2015. Prior to retirement, he was Chairman of Payroll 1, Inc. (payroll processing company) from 1986 until 2015, and Chief Executive Officer of that company from 1986 until 1998.	7
John J. McHale, Jr. 801 W. Ann Arbor Trail, Suite 244 Plymouth, Michigan 48170 Year of Birth: 1949	Since April 2014	Trustee	Consultant to the Commissioner of Major League Baseball. From 2000 until 2020, he was an executive of Major League Baseball serving in the roles of Executive Vice President and Special Assistant to the Commissioner.	7
Edward J. Miller 801 W. Ann Arbor Trail, Suite 244 Plymouth, Michigan 48170 Year of Birth: 1946	Since May 2017	Trustee	Retired in 2019. Prior to retirement, he was Vice Chairman and Director of Detroit Investment Fund and Invest Detroit Foundation (financiers for redevelopment of Detroit Michigan)	7
William A. Morrow 801 W. Ann Arbor Trail, Suite 244 Plymouth, Michigan 48170 Year of Birth: 1947	Since April 2018	Trustee	Retired in 2017. Prior to retirement, he was Senior Executive Vice President of Crain Communications Inc. (business media) from 1985 to 2017.	7
Joseph M. Grace 801 W. Ann Arbor Trail, Suite 244 Plymouth, Michigan 48170 Year of Birth: 1963	Since May 2025	Trustee	Principal of JM Grace Engineering LLC, a consulting firm focused on technology applications and business opportunities in the automotive industry. From March 2021 until June 2023, he was Senior Vice President – Physical and Functional Design & Integration at Stellantis N.V. and from January 2020 until March 2021, he was Vice President – Total Vehicle Integration at Fiat Chrysler Automobiles, NV., where he was primarily responsible for product development at both companies.	7
Executive Officers
Timothy S. Schwartz, CFA** 5060 Annunciation Circle, Ste. 101 Ave Maria, Florida 34142 Year of Birth: 1971	Since April 2000	Treasurer	President and Chief Executive Officer of the Adviser. He was President and Chief Investment Officer of the Adviser until December 31, 2023 and has served in other executive positions.
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Cathy M. Stoner, CPA, IAACP** 801 W. Ann Arbor Trail, Suite 244 Plymouth, Michigan 48170 Year of Birth: 1970	Since January 2010	Chief Compliance Officer	Chief Compliance Officer, Chief Financial Officer and Vice President of the Adviser.
Robert C. Schwartz** 801 W. Ann Arbor Trail, Suite 244 Plymouth, Michigan 48170 Year of Birth: 1976	Since October 2013	Vice President and Secretary	Senior Vice President and Secretary of the Adviser since January 1, 2020.
*George P. Schwartz, Timothy S. Schwartz, Cathy M. Stoner and Robert C. Schwartz, as affiliated persons of the Adviser, are “interested persons” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act. Timothy S. Schwartz and Robert C. Schwartz are sons of George P. Schwartz. Robert G. Dorsey, as an affiliated person of Ultimus Fund Solutions, LLC, the Trust’s administrator (the “Administrator”) and Ultimus Fund Distributors, LLC, the Trust’s distributor (the “Distributor”), is an interested person of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

Trustees’ Ownership of Fund Shares. The following table shows each Trustee’s dollar range of beneficial ownership of shares of each Fund, and all Funds in the Trust on an aggregate basis, as of December 31, 2024.

Name of Trustee	Ave Maria Value Focused Fund	Ave Maria Value Fund	Ave Maria Growth Fund	Ave Maria Rising Dividend Fund	Ave Maria Bond Fund	Ave Maria World Equity Fund	Ave Maria Growth Focused Fund	Aggregate Dollar Range of Shares of All Funds in Trust Overseen by Trustee
Interested Trustee
George P. Schwartz, CFA	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Independent Trustees
Donald J. Dawson, Jr.	$50,001- $100,000	None	Over $100,000	Over $100,000	Over $100,000	None	None	Over $100,000
John J. McHale, Jr.	None	None	Over $100,000	None	None	None	$10,001- $50,000	Over $100,000
Edward J. Miller	None	$10,001- $50,000	$10,001- $50,000	$10,001- $50,000	$10,001- $50,000	$10,001- $50,000	None	Over $100,000
William A. Morrow	$10,001- $50,000	None	Over $100,000	$50,001- $100,000	$50,001- $100,000	None	None	Over $100,000

The Catholic Advisory Board. The Catholic Advisory Board (“CAB”) is composed of prominent lay Catholics and clergy who provide religious guidance consistent with the core values and teachings of the Roman Catholic Church. The CAB is not affiliated with the Roman Catholic Church. The CAB reviews the criteria utilized by the Adviser for screening investments in order to construct the portfolios of the Funds in a way that is consistent with teachings and core values of the Roman Catholic Church. The criteria established by the CAB for screening investments is based upon the teachings of the Roman Catholic Church.

The Funds seek to invest in equity securities and corporate debt securities that meet their religious and investment objectives (excluding certain U.S. Government obligations or money market instruments) and, therefore, the Funds’ returns may be lower (or higher) than if the Adviser made decisions based solely on investment considerations.

His Eminence Adam Cardinal Maida and Archbishop Allen H. Vigneron are episcopal advisors to the CAB, but are not compensated by the Funds, or affiliated with the Funds, in any way.

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The following is a list of the members of the CAB. The address of each member is 801 W. Ann Arbor Trail, Suite 244, Plymouth, Michigan, 48170. The Funds will indemnify and hold harmless the members of the CAB for losses suffered by any person in connection with the Funds, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of any member in the performance of his or her duties.

Name/Year of Birth	Length of Service	Principal Occupation(s) During Past 5 Years
Paul R. Roney, Chairman Year of Birth: 1957	Since April 2001	Executive Director of the Ave Maria Foundation (a non-profit foundation supporting Roman Catholic organizations); President of Domino’s Farms – Dominos Farms Office Park.
Lou Holtz, Emeritus Year of Birth: 1937	Since April 2007; Emeritus since January 1, 2013	Former football coach at University of Notre Dame, among others, and former ESPN college football analyst. Author and motivational speaker
Larry Kudlow Year of Birth: 1947	Since July 2005 Emeritus from April 2, 2018 -January 20, 2021	Chief Executive Officer and founder of Kudlow & Co., LLC (an economic research and consulting firm). Host of “Kudlow” on Fox Business Network and a Fox news contributor. Assistant to President Trump and Director of the National Economic Council during the Trump Administration (April 2018 -January 2021).
Thomas S. Monaghan Year of Birth: 1937	Since April 2001	Chairman of the Ave Maria Foundation (a non-profit foundation supporting Roman Catholic organizations); Chancellor of Ave Maria University.
Father John Riccardo, STL, Emeritus Year of Birth: 1965	Since August 2011	Priest of the Archdiocese of Detroit and Executive Director of ACTS XXIX (an organization that helps parishes create a roadmap for evangelization). He hosts a podcast and the radio show “Christ is the Answer” and was formerly Pastor of Our Lady of Good Counsel Catholic Church in Plymouth Michigan.
Melissa Moschella, PhD Year of Birth: 1979	Since April 2017	Professor of the Practice, Philosophy, McGrath Institute for Church Life at the University of Notre Dame since July 2024. Associate Professor, School of Philosophy, The Catholic University of America from 2013 until 2024. She has published articles about moral and political philosophy and ethics in a number of academic publications and is a lecturer, and recipient of a number of academic honors and fellowships.
Raymond Arroyo Year of Birth: 1970	Since November 2022

An award-winning journalist, producer and bestselling author. He is a Fox News Contributor, Editorial Adviser and segment contributor to “The Ingraham Angle” with Laura Ingraham. He is the founding News Director, Managing Editor and Lead Anchor of the Eternal World Television Network news and host of “EWTN News” and “The World Over Live.”

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Michael J. Knowles Year of Birth: 1990	Since August 2025	An American conservative political commentator, lecturer, author, host, podcaster, and recipient of a number of honors. He has hosted The Michael Knowles Show at The Daily Wire since 2016 and co-hosted a podcast with Ted Cruz from 2020 until 2022.

Compensation of Independent Trustees and CAB Members

Trustee Compensation. George P. Schwartz, as an Interested Trustee and principal of the Adviserand Robert G. Dorsey, as an affiliate of the Administrator and Distributor, does not receive any compensation from the Trust for serving as a Trustee of the Trust. Effective January 1, 2025, each Independent Trustee receives from the Trust an annual retainer of $70,000, payable quarterly (except the retainer is $85,000 for the Chairman of the Governance Committee/Lead Independent Trustee and $80,500 for the Chairman of the Audit Committee), plus a fee of $7,000 for attendance at each meeting of the Board of Trustees. Prior to January 1, 2025 each Independent Trustee received from the Trust an annual retainer of $67,000, payable quarterly (except the retainer was $82,000 for the Chairman of the Governance Committee/Lead Independent Trustee and $77,500 for the Chairman of the Audit Committee), plus a fee of $6,500 for attendance at each meeting of the Board of Trustees. A Trustee Emeritus may serve on the Board in an advisory capacity for a period of three years following his retirement from the Board, but has no voting authority. A Trustee Emeritus receives one-half of both the annual retainer and fee for attendance at each Board meeting. These fees are allocated among the Funds based upon their proportionate share of net assets.

The following table shows the compensation paid to the Independent Trustees in 2024.

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Independent Trustees	Aggregate Compensation From the Funds	Pension or Retirement Benefits Accrued	Estimated Annual Benefits Upon Retirement	Total Compensation From the Funds and Fund Complex
Donald J. Dawson, Jr.	$ 108,000	None	None	$108,000
John J. McHale, Jr.	$ 93,000	None	None	$ 93,000
Edward J. Miller	$ 93,000	None	None	$ 93,000
William A. Morrow	$103,500	None	None	$103,500

CAB Compensation. Effective July 1, 2024, the CAB members receive an annual retainer of $6,000, payable quarterly; a fee of $4,000 for attendance at each CAB meeting; and the Chairman of the CAB receives a supplementary annual retainer of $10,000. Prior to July 1, 2024, the CAB members received an annual retainer of $4,000, payable quarterly; a fee of $3,000 for attendance at each CAB meeting; and the Chairman of the CAB received a supplementary annual retainer of $10,000. All CAB members are reimbursed for travel and other expenses incurred in attending meetings. These fees are allocated among the Funds based upon their proportion of net assets.

The following table shows the compensation paid to each CAB member in 2024.

	Aggregate Compensation From the Funds (except the Ave Maria Value Focused Fund*)	Pension or Retirement Benefits Accrued	Estimated Annual Benefits Upon Retirement
Paul R. Roney	$20,500	None	None
Lou Holtz, Emeritus	$ 4,500	None	None
Larry Kudlow	$ 4,500	None	None
Thomas S. Monaghan	$10,500	None	None
Father John Riccardo, Emeritus	$ 4,500	None	None
Melissa Moschella	$10,500	None	None
Raymond Arroyo	$10,000	None	None

*The Ave Maria Value Focused Fund did not follow a moral screening process in 2024 and was not under the authority of the CAB.

Leadership Structure and Qualifications of Trustees

Board of Trustees. The Board is responsible for the oversight of the Funds and the Funds’ other service providers in accordance with the 1940 Act, other applicable federal and state laws, and the Trust’s Agreement and Declaration of Trust. The Board has engaged the Adviser to oversee the management of the Funds on a day-to-day basis and the Board is responsible for overseeing the Adviser’s operation of the Funds. The Board meets in person (or occasionally by teleconference) at regularly scheduled meetings four times throughout the year. In addition, the Trustees may meet in person or by telephone at special meetings or on an informal basis at other times. The Independent Trustees also regularly meet without the presence of any representatives of management. The Board has established an Audit Committee and a Nominating and Governance Committee (the “Governance Committee”) and may establish ad hoc committees or working

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groups from time to time to assist the Board in fulfilling its oversight responsibilities. The Independent Trustees have also engaged independent legal counsel, and may engage consultants and other advisors to assist them in performing their oversight responsibilities.

The Board of Trustees is led by its Chairman, Mr. George P. Schwartz, CFA. Mr. Schwartz is an Interested Trustee because he is a principal of the Adviser. Mr. Schwartz, with the assistance of the Trust’s other officers, oversees the daily operations of the Funds, including monitoring the activities of the Funds’ service providers. As Chairman, Mr. Schwartz has primary responsibility for setting the agenda and presiding at each Board meeting.

Mr. Donald J. Dawson, Jr. serves as the Lead Independent Trustee and Chairman of the Governance Committee and Mr. William A. Morrow, an Independent Trustee, serves as Chairman of the Audit Committee. Each Committee Chairman reviews meeting agendas and presides at all meetings of his respective committee. In his role as Lead Independent Trustee, Mr. Dawson facilitates communication and coordination between the Independent Trustees and management, reviews meeting agendas for the Board, chair’s executive sessions of the Independent Trustees and may preside at meetings of the Board at times when the Chairman of the Board is not present.

Board Committees. The Board has established a Governance Committee and an Audit Committee, each consisting of the Independent Trustees: Donald J. Dawson, Jr., John J. McHale, Jr., Edward J. Miller, William A. Morrow and Joseph M. Grace. The Audit Committee oversees (i) the Fund’s accounting and financial reporting policies and practices, its internal controls and, as appropriate in its judgment, the internal controls of certain service providers; and (ii) the quality and objectivity of the financial statements of the Funds and the independent audits thereof. In addition, the Audit Committee acts as a liaison between the Funds’ independent registered public accounting firm and the full Board and pre-approves the scope of the audit and non-audit services the independent registered public accounting firm provides to the Funds. The Governance Committee oversees the independence and effective functioning of the Board and reviews in the first instance and makes recommendations to the Board regarding any investment advisory agreement relating to the Funds. The Governance Committee will review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing, addressed to the Committee at the Trust’s offices and meet any minimum qualifications that may be adopted by the Committee. During the most recent fiscal year ended December 31, 2024, the Audit Committee and the Governance Committee each met four times.

Qualifications of the Trustees. The Governance Committee reviews the experience, qualifications, attributes, and skills of potential candidates for nomination or election by the Board. In evaluating a candidate for nomination or election as a Trustee, the Governance Committee takes into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes, and skills that the Governance Committee believes contribute to good governance for the Trust. The Board has concluded that, based on each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with the other Trustees, each Trustee is qualified and should continue to serve as such. In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board considered a variety of criteria, none of which, in isolation, was controlling.

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Mr. George P. Schwartz has served as the Chairman of the Adviser since he founded the Adviser in 1980 and was the Chief Executive Officer of the Adviser until December 31, 2023. He has over 50 years of experience in the investment management profession, including 7 years as an investment research analyst and partner with two New York Stock Exchange member firms and 6 years as Senior Investment Officer and Chairman of the Investment Committee of a national bank. Mr. Schwartz holds a B.S. degree in Finance from the University of Detroit. He is a CFA charter holder and a Chartered Investment Counselor. Mr. Schwartz has served as President and a Trustee of the Trust since August 1992. The Board concluded that Mr. Schwartz is suitable to serve as a Trustee because of his professional experience and his academic background.

Mr. Donald J. Dawson, Jr. previously served as the Chairman, President and Chief Executive Officer of a closely-held company from 1986 until 1998 and Chairman of that company from 1999 until 2015. He was also a Board member of a non-profit organization from 2000 until 2017, serving as Chairman from 2009 until 2011. Mr. Dawson holds a B.A. degree in Economics from Georgetown University and a J.D. degree from the University of Michigan Law School. He has previously been licensed with the Financial Industry Regulatory Authority (“FINRA”) as a general securities representative. Mr. Dawson has served as a Trustee of the Trust since January 1993. The Board concluded that Mr. Dawson is suitable to serve as a Trustee because of his business and legal experience, his academic background and his service and experience on other boards.

Mr. John J. McHale, Jr. is a consultant to Major League Baseball and served as the Special Assistant to the Commissioner of Major League Baseball from April 2015 until December 2020, responsible for special project assignments, grievances and on-field disciplinary matters. He previously served as Executive Vice President of Administration and Chief Information Officer for Major League Baseball from 2000 until 2015, overseeing the administrative functions of the MLB Central Office. Prior to 2002, he served in executive capacities for various Major League Baseball teams; Chief Operating Officer for the Tampa Bay Rays (2001-2002), President and Chief Executive Officer of the Detroit Tigers (1995-2001) and Executive Vice President of Baseball Operations of the Colorado Rockies (1991-1994). He was a Board member of the United States Amateur Baseball Federation, Inc. and a Trustee of several major league baseball retirement and pension plans until December 2020. Mr. McHale holds an undergraduate degree from the University of Notre Dame, a J.D. degree from Boston College and an L.L.M. degree from Georgetown University. Mr. McHale has served as a Trustee of the Trust since April 2014. The Board concluded that Mr. McHale is suitable to serve as a Trustee because of his business and legal experience, his academic and professional background and his service and experience on other boards.

Mr. Edward J. Miller retired in 2019. Prior to his retirement he was Vice Chairman and Director of the Detroit Investment Fund and the Invest Detroit Foundation which provide financing for residential and commercial redevelopment of the City of Detroit Michigan, and was actively involved in the management of both organizations until 2016. Prior to joining the Detroit Investment Fund, Mr. Miller was an Executive Vice President at Standard Federal Bank (now Bank of America) from 1995 until 2000 where he was responsible for commercial banking activities. Before he joined Standard Federal Bank, Mr. Miller held executive management positions with Comerica Bank and Manufacturers Bank (prior to its merger with Comerica). These positions included responsibility for Retail Banking (1993-1995) and Trust and Investment Management (1988-1993). He started his career with Manufacturers Bank in 1970 and held

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positions in commercial lending, strategic planning and corporate development before being appointed Executive Vice President in 1990. He is a Board member of various non-profit organizations. Mr. Miller holds a B.S. degree from Regis University in Denver, Colorado and an MBA from the University of Detroit. Mr. Miller has served as a Trustee of the Trust since May 2017. The Board concluded that Mr. Miller is suitable to serve as a Trustee because of his business and investment experience, his academic and professional background and his service and experience on other boards.

Mr. William A. Morrow retired in 2017. He previously served as a Senior Executive Vice President for Crain Communications Inc., an international business media company, from March 1985 until May 2017. As Senior Executive Vice President, he had overall responsibility for Crain Communications’ internal business operations, including finance, legal, acquisitions, administration, human resources, facilities and other corporate areas. He also served as Plan Administrator for Crain Communications’ Pension and Profit-Sharing Plans. Prior to working at Crain, Mr. Morrow was a partner-in-charge in the Detroit office of Touche Ross & Co. (now Deloitte & Touche LLP) and a member of the firm’s national Management Advisory Council. He is active in many civic and business organizations, including serving as a Trustee and member of the Executive Committee at the University of Detroit Mercy. He is a former director of American Business Media, a membership association for business-to-business information providers, and previously served as Chairman. Mr. Morrow holds a B.S. degree in Accounting from the University of Detroit and a J.D. degree from Wayne State Law School. Mr. Morrow has been a Trustee of the Trust since April 2018. The Board concluded that Mr. Morrow is suitable to serve as a Trustee because of his business, legal and financial experience, his academic and professional background and his service and experience on other boards.

Mr. Joseph M. Grace has over forty years’ experience in the automotive industry, working primarily in product engineering for Chrysler and its affiliates. He has been a principal of JM Grace Engineering LLC, a consulting firm for the transportation industry, since January 2024 and previously served as Senior Vice President at Stellantis N.V. and Vice President at Fiat Chrysler Automobiles, N.V., where he was primarily responsible for new product development at both companies. He has also held executive positions at a number of Chrysler affiliates where his responsibilities included advanced engineering development, vehicle engineering, program management, product quality improvement, and new product launches. Mr. Grace holds a B.S. degree in Mechanical Engineering at The University of Notre Dame, a M.S. in Mechanical Engineering at the University of Michigan, and an M.B.A at The University of Michigan. The Board concluded that Mr. Grace is suitable to serve as a Trustee because of his professional service and leadership positions, and his academic background.

Mr. Robert Dorsey is the co-founder of Ultimus Fund Solutions, LLC, the Administrator, and Ultimus Fund Distributors, LLC, the Distributor and served as the President and Managing Director of both firms from 1999 until 2018 and Vice Chairman from 2018 until 2021. He has over 30 years of experience in the mutual fund services industry. Mr. Dorsey holds a B.S. degree from Christian Brothers University and is a Certified Public Accountant (inactive). Prior to his retirement in 2021, Mr. Dorsey served as an officer of other mutual fund clients of Ultimus Fund Solutions, LLC, including Assistant Vice President or Assistant Secretary of the Trust from 1999 until 2021. He was a Trustee of Ultimus Managers Trust from 2012 until 2021 and Capitol Series

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Trust from 2017 until 2021. The Board concluded that Mr. Dorsey is suitable to serve as a Trustee because of his professional and investment experience, academic background, and service on other boards. Mr. Dorsey is an Interested Trustee because of his previous business affiliations with the Administrator and Distributor.

Risk Oversight. The Funds are subject to a number of risks, including investment, compliance and operational risks. Day-to-day risk management of the Funds resides with the Adviser or other service providers (depending on the nature of the risk), subject to overall supervision by the Adviser. The Board has charged the Adviser with (i) identifying events or circumstances, the occurrence of which could have demonstrable and material adverse effects on the Funds; (ii) to the extent appropriate, reasonable or practicable, implementing processes and controls reasonably designed to lessen the possibility that such events or circumstances occur, or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously, and to revise as appropriate, the processes and controls described in (i) and (ii) above.

The Board has appointed a Chief Compliance Officer (“CCO”) who reports directly to the Board and provides presentations to the Board at its quarterly meetings, in addition to an annual report to the Board in accordance with the Funds’ compliance policies and procedures. The CCO regularly discusses the relevant risk issues affecting the Trust during private meetings with the Independent Trustees. The CCO also provides updates to the Board on the application of the Funds’ compliance policies and procedures and how these procedures are designed to mitigate risk. Finally, the CCO reports to the Board immediately in between Board meetings if there are any problems associated with the Funds’ compliance policies and procedures that could expose (or potentially expose) the Funds to risk.

Although the risk management policies of the Adviser and the service providers are designed to be effective, those policies and their implementation may vary and there is no guarantee they will be effective. Not all risks that may affect the Trust can be identified and not all processes and controls to eliminate or mitigate their occurrence or effects can be developed. Some risks are simply beyond any control of the Trust or the Adviser, its affiliates or other service providers.

THE INVESTMENT ADVISER

The Adviser is located at 801 W. Ann Arbor Trail, Suite 244, Plymouth, Michigan 48170. George P. Schwartz, as a Principal of the Adviser, may directly or indirectly receive benefits from the advisory fees paid to the Adviser. Under the terms of the Advisory Agreements between the Trust and the Adviser, the Adviser manages each Fund’s investment process. Each Fund, except the Ave Maria Bond Fund, pays the Adviser a fee, computed and accrued daily and paid quarterly, at an annual rate of 0.75% of such Fund’s average daily net assets. The Ave Maria Bond Fund pays the Adviser a fee, computed and accrued daily and paid quarterly, at an annual rate of 0.25% of its average daily net assets. Prior to May 1, 2022, the annual advisory fee rate for the Ave Maria Value Focused Fund and the Ave Maria World Equity Fund was 0.95% of the Fund’s average daily net assets and the annual advisory fee rate for the Ave Maria Growth Focused Fund was 0.85% of the Fund’s average daily net assets.

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By its terms, the Advisory Agreement for each Fund has an initial two-year term and will remain in force from year to year thereafter, provided such continuance is approved at least annually by: (1) the Board of Trustees; or (2) a vote of a majority of a Fund’s outstanding shares; provided that in either event continuance is also approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting such approval. The Advisory Agreements may be terminated at any time, on 60 days’ written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of a Fund’s outstanding shares, or by the Adviser. The Advisory Agreements automatically terminate in the event of their assignment, as that term is defined in the 1940 Act and the rules thereunder.

Expense Limitation Agreements. The Adviser has entered into an Expense Limitation Agreement on behalf of each Fund whereby it has contractually agreed to reduce advisory fees and reimburse Fund expenses to the extent necessary that ordinary operating expenses (excluding interest on borrowings, taxes, brokerage costs, acquired fund fees and expenses, litigation and other extraordinary expenses) do not exceed an amount equal to 1.25% annually of the average daily net assets of each Fund, except the annual expense limitation rate for the Ave Maria Bond Fund is 0.60% of its average daily net assets. Any advisory fee reductions and/or expense reimbursements by the Adviser are subject to repayment by a Fund for a period of three years from the date such fees and expenses were incurred, provided the repayment to the Adviser does not cause a Fund’s aggregate ordinary operating expenses to exceed the contractual expense limitation at the time such amount was waived or repaid.

Each Expense Limitation Agreement may be terminated by the Trust or the Adviser upon not less than 60 days’ prior written notice, provided, however, that (i) the Adviser may not terminate the Agreement without the approval of the Board of Trustees and (ii) the Agreement terminates automatically in the event of an assignment. The Adviser will have no claim against a Fund and a Fund will not pay for any unpaid amounts if its Expense Limitation Agreement expires or is terminated. The Expense Limitation Agreements for the Funds are in effect until May 1, 2026.

Advisory Fees. The following table shows the advisory fees paid by the Funds to the Adviser during the last three fiscal years.

	December 31, 2024	December 31, 2023	December 31, 2022
Ave Maria Value Focused Fund
Advisory Fees Accrued	$285,796	$304,926	$256,610
Advisory Fee Reductions	$ 16,460	$ 10,358	$ 36,210
Advisory Fees Recouped	$ 38,906	$ 41,825	$ 25,276
Advisory Fees Received	$308,242	$336,393	$245,676

Ave Maria Value Fund	$3,025,200	$2,717,185	$2,493,108
Ave Maria Growth Fund	$7,860,874	$6,474,512	$6,270,163
Ave Maria Rising Dividend Fund	$7,944,740	$6,975,225	$6,769,713
Ave Maria Bond Fund	$1,548,571	$1,331,035	$1,257,489
Ave Maria World Equity Fund	$ 839,339	$679,012	$ 697,041*
Ave Maria Growth Focused Fund	$ 418,690	$406,659	$ 402,732

*Includes $40,177 of advisory fees recouped by the Adviser.

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As of December 31, 2024, the Adviser may recoup $63,028 of its investment advisory fee waivers for the Ave Maria Value Focused Fund no later than the dates stated below:

$36,210	December 31, 2025
$10,358	December 31, 2026
$16,460	December 31, 2027

Fund Expenses. Each Fund is responsible for the payment of all expenses incurred in connection with the registration of shares and operations of such Fund, including fees and expenses in connection with membership in investment company organizations, brokerage fees and commissions, legal, auditing and accounting expenses, expenses of registering shares under federal and state securities laws, insurance expenses, taxes or governmental fees, fees and expenses of the custodian, transfer agent, administrator and accounting and pricing agent of the Funds, fees and expenses of the Independent Trustees and members of the CAB, the cost of preparing and distributing prospectuses, statements, reports and other documents to shareholders, expenses of shareholders’ meetings and proxy solicitations, and such extraordinary or non-recurring expenses as may arise, such as litigation to which the Funds may be a party. The Funds have an obligation to indemnify the Trust’s officers and Trustees with respect to such litigation, except in instances of willful misfeasance, bad faith, gross negligence or reckless disregard by such officers and Trustees in the performance of their duties. General Trust expenses are allocated among the Funds and the other series of the Trust based upon the relative net assets of each series (on the date the expenses are paid), or the nature of services performed and the relative applicability to each series. In addition, the Funds reimburse all officers and Trustees, including those who may be officers, directors, employees or stockholders of the Adviser, for reasonable out-of-pocket costs related to their attendance at Board of Trustee meetings.

CCO Expenses. The compensation and expenses of any officer or Trustee of the Trust who is an officer, director, employee or stockholder of the Adviser are paid by the Adviser, except the Funds reimburse the Adviser for a portion of the compensation and expenses of the Trust’s CCO, who is an employee of the Adviser. The Trust also reimburses the Adviser for out-of-pocket expenses incurred by the CCO in providing these services. The amount of compliance fees and expenses paid by the Funds during the last three fiscal years are shown in the table below:

	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Ave Maria Value Focused Fund	$1,693	$1,433	$1,726
Ave Maria Value Fund	$15,618	$13,412	$14,035
Ave Maria Growth Fund	$39,383	$33,657	$31,349
Ave Maria Rising Dividend Fund	$39,101	$35,314	$35,777
Ave Maria World Equity Fund	$4,161	$ 3,498	$ 3,009
Ave Maria Growth Focused Fund	$2,029	$ 2,023	$ 1,955
Ave Maria Bond Fund	$23,982	$20,049	$19,900

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Portfolio Managers

The portfolio managers for the Funds are listed below. The portfolio managers may also be responsible for the day-to-day management of other accounts managed by the Adviser as indicated in the following table. None of these accounts has an advisory fee based on the performance of the account.

Other Accounts Managed (as of December 31, 2024)

Ave Maria Value Focused Fund
		Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Accounts Managed with Advisory Fee Based on Performance	Total Assets of Accounts with Advisory Fee Based on Performance
Type of Account
George P. Schwartz, CFA	Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	2 0 30	$1,806.2 million $ 0 $83.3 million	0 0 0	$ 0 $ 0 $ 0

Timothy S. Schwartz, CFA	Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	1 0 2	$ 446.2 million $ 0 1.1 million	0 0 0	$ 0 $ 0 $ 0

Ave Maria Value Fund
		Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Accounts Managed with Advisory Fee Based on Performance	Total Assets of Accounts with Advisory Fee Based on Performance
Type of Account
Timothy S. Schwartz, CFA	Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	1 0 2	$ 52.6 million $ 0 1.1 million	0 0 0	$ 0 $ 0 $ 0

Ryan M. Kuyawa, CFA	Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	0 0 0	$ 0 $ 0 $ 0	0 0 0	$ 0 $ 0 $ 0

Ave Maria Growth Fund
		Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Accounts Managed with Advisory Fee Based on Performance	Total Assets of Accounts with Advisory Fee Based on Performance
Type of Account
Adam P. Gaglio, CFA	Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	1 0 2	$57.5 million $ 0 $ 7.5 million	0 0 0	$ 0 $ 0 $ 0

Chadd M. Garcia, CFA	Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	1 0 0	$57.5 million $ 0 $ 0	0 0 0	$ 0 $ 0 $ 0
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Ave Maria Rising Dividend Fund
		Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Accounts Managed with Advisory Fee Based on Performance	Total Assets of Accounts with Advisory Fee Based on Performance
Type of Account
George P. Schwartz, CFA	Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	2 0 30	$729.1 million $ 0 $83.3 million	0 0 0	$ 0 $ 0 $ 0

Brandon S. Scheitler	Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	1 0 10	$676.5 million $ 0 $144.9 million	0 0 0	$ 0 $ 0 $ 0

Ave Maria World Equity Fund
		Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Accounts Managed with Advisory Fee Based on Performance	Total Assets of Accounts with Advisory Fee Based on Performance
Type of Account
Anthony W. Gennaro, CFA, CPA	Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	0 0 1	$ 0 $ 0 $ 1.1 million	0 0 0	$ 0 $ 0 $ 0

Sean C. Gaffney, CFA	Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	0 0 0	0 0 0	0 0 0	$ 0 $ 0 $ 0

Ave Maria Growth Focused Fund
		Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Accounts Managed with Advisory Fee Based on Performance	Total Assets of Accounts with Advisory Fee Based on Performance
Type of Account
Adam P. Gaglio, CFA	Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	1 0 3	$ 1,077.7 million $ 0 $ 7.5 million	0 0 0	$ 0 $ 0 $ 0

Chadd M. Garcia, CFA	Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	1 0 0	$1,077.7 million $ 0 $ 0	0 0 0	$ 0 $ 0 $ 0

Ave Maria Bond Fund
		Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Accounts Managed with Advisory Fee Based on Performance	Total Assets of Accounts with Advisory Fee Based on Performance
Type of Account
Brandon S. Scheitler	Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	1 0 10	$1,077.1 million $ 0 $ 144.9 million	0 0 0	$ 0 $ 0 $ 0

George P. Schwartz, CFA	Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts	2 0 30	$1,129.7 million $ 0 $ 83.3 million	0 0 0	$ 0 $ 0 $ 0

James T. Peregoy, CFA	Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts	0 0 0	0 0 0	0 0 0	$ 0 $ 0 $ 0
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Potential Conflicts of Interest. The Adviser does not believe that any material conflicts of interest exist as a result of the portfolio managers advising the Funds and the other accounts listed above. While a portfolio manager may occasionally recommend purchases or sales of the same portfolio securities for different Funds, or for a Fund and another account he manages, the Adviser believes that it is highly unlikely that simultaneous transactions would adversely affect the ability of the Funds to obtain or dispose of the full amount of a security that it seeks to purchase or sell or the price at which such security can be purchased or sold. In addition, procedures are in place to monitor personal trading by the portfolio managers to ensure that the interests of the Funds and the Adviser’s other clients come first.

Compensation. Each of the portfolio managers receives a fixed annual cash salary plus an annual bonus from the Adviser, as determined by the Board of Directors of the Adviser. The annual bonus is based upon a variety of factors, which may include the overall performance and profitability of the Adviser and the overall performance of and profit generated by the accounts managed by a portfolio manager. There is no standard benchmark for comparison, or fixed length of time over which performance is measured by the Board of Directors of the Adviser in determining the portfolio managers’ annual bonuses. Compensation of the portfolio managers includes profits of the Adviser. The profitability of the Adviser depends primarily upon the value of accounts under management, including the Funds. A portfolio manager’s compensation is not directly based upon the performance of any Fund or the amount of a Fund’s assets.

Ownership of Fund Shares. The following table shows the dollar range of shares beneficially owned by the portfolio managers in their managed Funds as of December 31, 2024.

Ave Maria Value Focused Fund	George P. Schwartz, CFA Over $1,000,000	Timothy S. Schwartz, CFA $100,001 - $500,000
Ave Maria Value Fund	Timothy S. Schwartz, CFA $50,001-$100,000	Ryan M. Kuyawa, CFA $10,001-$50,000
Ave Maria Growth Fund	Adam P. Gaglio, CFA $100,001-$500,000	Chadd M. Garcia, CFA $10,001-$50,000
Ave Maria Rising Dividend Fund	George P. Schwartz, CFA Over $1,000,000	Brandon S. Scheitler $100,001 - $500,000
Ave Maria World Equity Fund	Anthony W. Gennaro, CFA, CPA $50,001- $100,000	Sean C. Gaffney, CFA $10,001-$50,000
Ave Maria Growth Focused Fund	Adam P. Gaglio, CFA $10,001-$50,000	Chadd M. Garcia, CFA $100,001-$500,000
Ave Maria Value Focused Fund	George P. Schwartz, CFA Over $1,000,000	Timothy S. Schwartz, CFA $100,001 - $500,000
Ave Maria Bond Fund	George P. Schwartz, CFA Over $1,000,000 James T. Peregoy, CFA $10,001-$50,000	Brandon S. Scheitler $50,001-$100,000

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SECURITIES TRANSACTIONS AND PORTFOLIO HOLDINGS

Decisions about the placement of the Funds’ securities transactions and negotiation of commission rates, when applicable, are made by the Adviser and are subject to review by the Board of Trustees of the Trust. In the purchase and sale of portfolio securities, the Adviser seeks best execution for the Funds, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

The Funds paid the following amount of brokerage commissions during the past three fiscal years:

	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Ave Maria Value Focused Fund	$ 23,945	$ 38,540	$25,927
Ave Maria Value Fund	$126,885	$268,612	$259,621
Ave Maria Growth Fund	$320,211	$387,767	$439,994
Ave Maria Rising Dividend Fund	$116,789	$165,802	$115,553
Ave Maria World Equity Fund	$ 56,905	$ 60,775	$ 46,163
Ave Maria Growth Focused Fund	$ 70,351	$ 65,143	$154,721
Ave Maria Bond Fund	$ 16,510	$ 26,725	$ 28,238

The lower brokerage commissions paid by the Ave Maria Value Fund during the 2024 fiscal year are attributable primarily to lower portfolio trading activity.

The Adviser is specifically authorized to select brokers who also provide brokerage and research services to the Funds and/or other accounts over which the Adviser exercises investment discretion and to pay such brokers a commission in excess of the commission another broker would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided within the safe harbor provided by Section 28(e) of the Securities Exchange Act of 1934, as amended. The determination may be viewed in terms of a particular transaction or the Adviser’s overall responsibilities with respect to the Funds and to accounts over which it exercises investment discretion.

Research services include securities and economic analyses, reports on issuers’ financial condition and future business prospects, newsletters and opinions relating to interest trends, general advice on the relative merits of possible investments for the Funds and statistical services and information with respect to the availability of securities or purchasers or sellers of securities. Although this information is useful to the Funds and the Adviser, it is not possible to place a dollar value on it. Research services furnished by brokers through whom a Fund effects securities transactions may be used by the Adviser in servicing all of its accounts and not all such services may be used by the Adviser in connection with the Funds.

The amount of transactions and related commissions directed to brokers because of research services during the December 31, 2024 fiscal year is listed below:

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	Brokerage Transactions	Brokerage Commissions
Ave Maria Value Focused Fund	$15,002,044	$12,072
Ave Maria Value Fund	$83,839,227	$74,883
Ave Maria Growth Fund	$227,877,858	$172,593
Ave Maria Rising Dividend Fund	$188,909,892	$88,314
Ave Maria World Equity Fund	$25,925,630	$34,550
Ave Maria Growth Focused Fund	$28,171,531	$50,691
Ave Maria Bond Fund	$25,289,960	$10,360

The Adviser may aggregate purchase and sale orders for agency trades of the Funds and its other clients if it believes such aggregation is consistent with its duties to seek best execution for the Funds and its other clients. The Adviser will not favor any advisory account over any other account, and each account that participates in an aggregated order will participate at the average share price for all transactions of the Adviser in that security on a given business day, with all transaction costs shared on a pro rata basis.

The Funds have no obligation to deal with any broker or dealer in the execution of securities transactions. Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers. Although the Funds do not anticipate any ongoing arrangements with any brokerage firms, brokerage business may be transacted from time to time with various firms. Neither the Distributor nor affiliates of the Trust, the Adviser or the Distributor will receive reciprocal brokerage business as a result of the brokerage business transacted by the Funds with any brokers.

Code of Ethics. The Trust, the Adviser and the Distributor have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act which permits personnel to invest in securities for their own accounts, subject to certain conditions, including securities that may be purchased or held by the Funds. The Codes of Ethics adopted by the Trust, the Adviser and the Distributor are on public file with, and are available from, the SEC.

Proxy Voting Policies and Procedures. The Trust and the Adviser have adopted Proxy Voting Policies and Procedures that describe how the Funds intend to vote proxies relating to portfolio securities. The Proxy Voting Policies and Procedures of the Trust and the Adviser are attached to this SAI as Appendix B. Information regarding how the Funds voted proxies relating to their portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling 888-726-9331, on the Funds’ website at http://www.avemariafunds.com, or on the SEC’s website at http://www.sec.gov.

Portfolio Holdings Disclosure Policy. The Board of Trustees has adopted policies to govern the circumstances under which disclosure regarding portfolio securities held by the Funds and disclosure of purchases and sales of such securities may be made to shareholders of the Funds or other persons.

•	Public disclosure regarding the portfolio securities held by the Funds is made semiannually in Annual Financial Statements and Semi-Annual Financial Statements, and in quarterly holdings reports on Form N-PORT (“Official Reports”). Except for such Official Reports and as otherwise expressly permitted herein or required by applicable law, shareholders
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and other persons may not be provided with information regarding portfolio securities held, purchased or sold by the Funds.

•	Each Fund posts a listing of its 10 largest holdings of portfolio securities as of the end of each calendar quarter at www.avemariafunds.com. Each Fund’s quarterly holdings are available at www.avemariafunds.com. and in the Annual and Semiannual Financial Statements and Schedules of Investments. The listings of the 10 largest holdings are typically available on the website within 10 business days of the end of the quarter. All portfolio holdings information on the website is available to the general public.

  Information regarding portfolio securities as of the end of the most recent month or as of the end of the most recent calendar quarter, and other information regarding the investment activities of the Funds during such month or quarter, may be disclosed to rating and ranking organizations on at least a 30-day lag for use in connection with their rating or ranking of the Funds, but only if such disclosure has been approved in writing by the CCO of the Trust as being in the best interests of shareholders and serving a legitimate business interest of the Funds. Below is a table listing the organizations that have been approved by the CCO to receive non-public portfolio information along with the types of information received, conditions or restrictions on use, timing of disclosure and any compensation received for providing portfolio information. These organizations have not signed confidentiality agreements. However, each organization is bound by a duty of confidentiality. The CCO and the Board of Trustees have determined that the Trust’s policies and procedures with respect to the disclosure of portfolio information are reasonable and sufficient to prevent any harm to the Funds and their shareholders.
Name of Rating or Ranking Organization	Information Provided	Timing of Release and Conditions or Restrictions on Use of Portfolio Holdings Information	Receipt of Compensation or Other Consideration by the Fund or Affiliated Party
Morningstar, Inc.	CUSIP, security description, shares/par value, market value, coupon rate, maturity date and fixed income survey	Provided monthly, with a 30-day lag. No formal conditions or restrictions.	None
Bloomberg L.P.	CUSIP, shares/par value, market value, security description, coupon rate, maturity date and percent of total net assets	Provided monthly, with a 30-day lag. No formal conditions or restrictions. Bloomberg has indicated that it requires all employees to sign confidentiality agreements acknowledging that all information received during their employment must be used for legitimate business purposes only.	None
Standard & Poor’s, Inc. (“S&P”)	CUSIP, security description, shares/par value, market value, coupon rate, maturity date and percent of total net assets	Provided monthly, with a 30-day lag. No formal conditions or restrictions. S&P has indicated that its employees are required to follow a code of business conduct that prohibits them from using portfolio information for anything other than performing their job responsibilities; S&P employees must certify annually that they have followed this code of business conduct.	None
Lipper Inc.	CUSIP, shares/par value, market value, security description, total net assets, coupon rate, maturity date	Provided monthly, with a 30-day lag. No formal conditions or restrictions. Lipper Inc. has indicated that it will not trade based on a Fund’s portfolio information, and it prohibits its employees from any such trading.	None
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FactSet	CUSIP, security description, shares/par value, market value, coupon rate, maturity date and fixed income survey	Provided monthly, with a 30-day lag. No formal conditions or restrictions. FactSet employees are required to follow a code of business conduct and ethics that obligates them to use a reasonable degree of care to safeguard confidential information and must agree in writing to comply with this code of business conduct and ethics.	None
Confluence Technologies, Inc. - Accounting platform for performance calculations and regulatory reporting	CUSIP, security description, shares/par value, market value, coupon rate, maturity date and percent of total net assets	Provided monthly. The Agreement has a Confidentiality Clause that prohibits Confluence from using the information except in connection with the performance or exercise of its obligations or as may be required by law.	None

These policies relating to disclosure of the Funds’ holdings of portfolio securities do not prohibit: (i) disclosure of information to the Adviser or to other Fund service providers, which are the Funds’ administrator, distributor, custodian, independent registered public accounting firm, legal counsel to the Trust and to the Independent Trustees, pricing services, financial printer/typesetter and proxy voting service, or to brokers and dealers in connection with the Funds’ purchase and sale of portfolio securities, provided that such disclosure is reasonably necessary to aid in conducting the ongoing business of the Funds; and (ii) disclosure of holdings of or transactions in portfolio securities by the Funds that is made on the same basis to all shareholders of the Funds.

The CCO may approve other arrangements, not described herein, under which information relating to portfolio securities held by the Funds, or purchased or sold by the Funds (other than information contained in Official Reports), is disclosed to any shareholder or other person. The CCO shall approve such an arrangement only if the CCO concludes (based on a consideration of the information to be disclosed, the timing of the disclosure, the intended use of the information and other relevant factors, as determined by the CCO) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Funds and is unlikely to adversely affect the Funds or any shareholder of the Funds and is in the best interests of shareholders and subject to a confidentiality agreement and prohibition of trading based upon material non-public information. The CCO shall inform the Board of Trustees of any arrangements that are approved by the CCO pursuant to these policies, and the rationale supporting such approval, at the next regular quarterly meeting of the Board of Trustees following such approval.

Neither the Adviser nor the Trust (or any affiliated person, employee, officer, trustee or director of the Adviser or the Trust) may receive any direct or indirect compensation in consideration of the disclosure of information relating to portfolio securities held, purchased or sold by the Funds.

PORTFOLIO TURNOVER

A Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year, exclusive of short-term investments, by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Funds, and may result in the Funds recognizing greater amounts of capital gains, which would increase the amount of capital gains which a Fund must distribute to its shareholders in order to maintain its status as a regulated investment company and to avoid the

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imposition of federal income or excise taxes. See “Taxes.”

Generally, the Funds intend to invest for long-term purposes. However, the rate of portfolio turnover will depend upon market and other conditions, and will not be a limiting factor when the Adviser believes that portfolio changes are appropriate. The Adviser anticipates that the portfolio turnover rate of each Fund normally will not exceed 100%; however, market conditions may dictate a higher portfolio turnover rate in a particular year. A 100% turnover rate would occur if all of a Fund’s portfolio securities were replaced once within a 1-year period.

Listed below are the Funds’ portfolio turnover rates during the past two fiscal years:

	December 31, 2024	December 31, 2023
Ave Maria Value Focused Fund	39%	24%
Ave Maria Value Fund	16%	31%
Ave Maria Growth Fund	17%	27%
Ave Maria Rising Dividend Fund	8%	19%
Ave Maria World Equity Fund	13%	29%
Ave Maria Growth Focused Fund	22%	29%
Ave Maria Bond Fund	20%	16%

CALCULATION OF SHARE PRICE

The price (NAV) of shares of each Fund is determined as of the close of the regular session of trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m., Eastern time) on each day the Trust is open for business. The Trust is open for business every day except Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.

In valuing the assets of the Funds for purposes of computing NAV, portfolio securities are valued at market value as of the close of trading on each business day when the NYSE is open. The Board has appointed the Adviser as the valuation designee to fair value securities or other investments pursuant to procedures approved by the Board. Securities that are traded on stock exchanges, other than NASDAQ, are valued at the closing sales price as of the close of the regular session of trading on the NYSE on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price. Securities that are quoted by NASDAQ are valued at the NASDAQ Official Closing Price or, if an Official Closing Price is not available, at the most recently quoted bid price. Securities traded in the over-the-counter market are valued at the last reported sales price or, if there is no reported sale on the valuation date, at the most recently quoted bid price. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Investments in shares of other open-end investment companies are valued at their NAV as reported by such companies. Fixed income securities are generally valued using prices provided by an independent pricing service. The independent pricing service uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining these prices. Securities traded on foreign exchanges are typically fair valued by an independent pricing service and translated from the local currency into U.S. dollars using currency

46

exchange rates supplied by an independent pricing service. Securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith by the Adviser (as the valuation designee) in accordance with consistently applied valuation procedures established by and under the general supervision of the Board. One or more independent pricing services may be utilized to determine the fair value of securities held by the Funds. The Funds may retain an independent pricing service to determine the fair value of foreign securities if the value of the securities may be materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which the foreign securities are traded. A security’s fair value price may differ from the price next available for that security using the Fund’s normal pricing procedures. The Adviser (as the valuation designee) will review and monitor the methods used by such services.

SHAREHOLDER ACCOUNTS

As noted in the Prospectus, the Funds offer the following shareholder services:

Shareholder Account. When an investor makes an initial investment in the Funds, a shareholder account is opened in accordance with the investor’s registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or a redemption, the shareholder will receive a confirmation statement showing the current transaction.

Automatic Investment Plan. The Automatic Investment Plan enables investors to make regular periodic investments in Fund shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Transfer Agent will automatically charge the checking account for a specified amount ($50 minimum) which will be automatically invested at the share price determined on the day(s) of the month specified by the shareholder. The shareholder may change the amount of the investment or discontinue the plan any time by writing to the Funds.

Systematic Withdrawal Plan. If your account has a value of $5,000 or more, you may establish a Systematic Withdrawal Plan and receive monthly, quarterly or semi-annual payments, in amounts of not less than $50 per payment. You may authorize the Fund to redeem the necessary number of shares periodically (monthly, semiannually, or quarterly in March, June, September and December). Payments may be made directly to an investor’s account with a commercial bank or other depository institution via an Automated Clearing House (“ACH”) transaction.

Instructions for establishing this service are available by calling the Funds. Payment may also be made by check made payable to the designated recipient and mailed within 7 days of the redemption date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the instructions (see “How to Redeem Shares” in the Prospectus). A corporation (or partnership) must also submit a “Corporate Resolution” (or “Certification of Partnership”) indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s). No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are currently borne by the applicable Fund. Investors should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and that

47

the redemption of shares to make withdrawal payments may result in realized long-term or short-term capital gains or losses. The Automatic Withdrawal Plan may be terminated at any time by the Funds upon 60 days’ written notice or by an investor upon written notice to the Funds. Applications and further details may be obtained by calling the Funds at 888-726-9331 or writing to the Funds, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246.

Exchange of Shares. You may exchange shares of one Fund for shares of another Fund if you meet the minimum investment requirements for the Fund into which you are exchanging. Note that an exchange is treated as an ordinary sale and purchase for federal income tax purposes, and you may realize a capital gain or loss.

You may request an exchange in writing, by telephone (888-726-9331), or through the Funds’ website (www.avemariafunds.com). Each Fund redeems shares at the NAV next calculated after the Transfer Agent receives your exchange request and the shares you purchase in the exchange will be at the NAV next calculated after the Transfer Agent receives your request in proper form.

The Funds reserve the right to terminate or modify the exchange privileges of any shareholder, broker, investment adviser or agent who requests a significant number of exchange transactions, either for itself or its customers, upon 60 days’ notice. The Funds will consider the number of exchanges requested, the time that the requests are made, and the level of expense to the Funds or adverse effects to other shareholders.

Transfer of Shares. To transfer shares to another owner, send a written request to the Funds at the address shown herein. Your request should include: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registrations; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see “How to Redeem Shares” in the Prospectus); and (5) any additional documents that are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Transfer Agent.

TAXES

The Prospectus describes generally the tax treatment of distributions by the Funds. This section of the SAI includes additional information concerning federal taxes.

The Funds have qualified and intend to continue to qualify annually for the special tax treatment afforded a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, so they do not pay federal taxes on income and capital gains distributed to shareholders. To so qualify a Fund must, among other things: (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income derived with respect to its business of investing in stock, securities or currencies or from net income derived from an interest in a qualified publicly traded partnership (“PTP”); and (2) diversify its holdings so that at the end of each quarter of its taxable year, the following two conditions are met: (a) at least 50% of the value of the Fund’s total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other

48

securities (for this purpose such other securities will qualify only if the Fund’s investment is limited in respect to any issuer to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer); and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer, the securities of any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified PTPs. For these purposes, a qualified PTP is generally a PTP other than one where at least 90% of its gross income is gross income that would otherwise be qualifying income for a regulated investment company.

There is a remedy for failure to meet the Subchapter M diversification test if the failure was due to reasonable cause and not to willful neglect. The remedy involves certain divestiture and procedural requirements, and payment of a tax. In certain de minimis situations, no tax is due in the event of a failure to meet the diversification requirements, but the divestiture and procedural requirements apply. Similarly, in the event of a failure to meet the Subchapter M income requirements, if the failure was due to reasonable cause and not to willful neglect it can be cured by satisfaction of procedural requirements and payment of a tax.

Each Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be utilized indefinitely to offset net realized capital gains, if any, prior to distributing such gains to shareholders. As of December 31, 2024, the Funds did not have any capital loss carryforwards to offset net realized gains in future years for federal income tax purposes.

A federal excise tax at the rate of 4% will be imposed on the excess, if any, of a Fund’s “required distribution” over actual distributions in any calendar year. Generally, the “required distribution” is 98% of a Fund’s ordinary income for the calendar year plus 98.2% of its net capital gains recognized during the one-year period ending on October 31 of the calendar year plus undistributed amounts from prior years. Each Fund intends to make sufficient distributions to avoid imposition of the excise tax.

Taxation of the Shareholder. Dividends from net investment income and net short-term capital gains are generally taxable to shareholders as ordinary income. Distributions of long-term capital gains are taxable as long-term capital gains regardless of the length of time shares of the Funds have been held. Distributions are taxable, whether received in cash or reinvested in shares of the Funds.

Individual shareholders may benefit from lower rates applicable to long-term capital gains on certain distributions that are attributable to certain dividends received by the Funds from U.S. corporations and certain foreign corporations (“Qualified Dividends”). Long-term capital gains are generally taxable to individuals at a maximum rate of 20%, with lower rates potentially applicable to taxpayers depending on their income levels. For 2025, the American Taxpayer Relief Act of 2012 requires individual taxpayers with taxable incomes above $533,400 ($600,050 for married taxpayers, $566,700 for heads of households) to be subject to a 20% rate of tax on long-term capital gains and Qualified Dividends. Taxpayers who are not in this highest tax bracket

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continue to be subject to a maximum 15% rate of tax on long-term capital gains and Qualified Dividends. These rates may change over time. Distributions of net short-term capital gains that exceed net long-term capital losses will generally be taxable as ordinary income. In addition, for an individual shareholder to benefit from the lower tax rate on Qualified Dividends (either 15% or 20%, depending on income levels), the shareholder must hold shares in the Fund, and the Fund must hold shares in the dividend-paying corporation, at least 61 days during a prescribed period. The prescribed period is the 121-day period beginning 60 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend.

Amounts distributed by the Funds that are attributable to certain dividends received from domestic corporations will qualify for the 70% dividends-received deduction for corporate shareholders. A corporate shareholder’s dividends-received deduction will be disallowed unless it holds shares in the Fund, and the Fund holds shares in the dividend-paying corporation, at least 46 days during the 91-day period beginning 45 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend. The dividends-received deduction will be disallowed to the extent a corporate shareholder’s investment in shares of the Fund, or the Fund’s investment in the shares of the dividend-paying corporation, is financed with indebtedness. Additionally, a corporate shareholder would not benefit to the extent it or the Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.

The Funds may be subject to a tax on dividend and interest income received from securities of a non-U.S. issuer withheld by a foreign country at the source. The United States has entered into tax treaties with many foreign countries that may entitle the Funds to a reduced rate of tax or exemption from tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund’s assets to be invested within various countries is not known. If more than 50% of the value of a Fund’s total assets at the close of a taxable year consists of stocks or securities of issuers in foreign countries, the Fund may elect to pass through to its shareholders the foreign income taxes paid by the Fund, provided that certain holding period requirements are met. In such case, the shareholders would be treated as receiving, in addition to the distributions actually received, their proportionate share of foreign income taxes paid by the Fund, and will be treated as having paid such foreign taxes. Shareholders generally will be entitled to deduct or, subject to certain limitations, claim a foreign tax credit with respect to such foreign income taxes. A foreign tax credit will be allowed for shareholders who hold shares of a Fund, and such Fund must hold shares in the dividend or interest-paying corporation, for at least 16 days during the 31-day period beginning on the date 15 days before the ex-dividend date. Furthermore, a shareholder would not benefit to the extent it or a Fund is obligated (e.g., pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Shareholders who have been passed through foreign tax credits of no more than $300 ($600 in the case of married couples filing jointly) during a tax year may be able to claim the foreign tax credit for these amounts directly on their federal income tax returns without having to file a separate Form 1116.

Each shareholder is advised annually of the source of distributions for federal income tax purposes. A shareholder who is not subject to federal income tax will not be required to pay tax on distributions received.

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If a shareholder fails to furnish his social security or other tax identification number or to certify properly that it is correct, the Funds may be required to withhold federal income tax at the rate of 24% (backup withholding) from such shareholder’s dividend, capital gain and redemption payments. Dividend and capital gains distributions may also be subject to backup withholding if the shareholder fails to certify properly that he is not subject to backup withholding.

Taxable distributions generally are included in a shareholder’s gross income for the taxable year in which they are received. However, dividends declared in October, November and December and made payable to shareholders of record in such month will be deemed to have been received on December 31st if paid by the Funds during the following January.

Distributions by a Fund will result in a reduction in the market value of the Fund’s shares. Should a distribution reduce the market value below a shareholder’s cost basis, such distribution would be taxable to the shareholder as ordinary income or as a long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares of a Fund just prior to a distribution. The price of such shares includes the amount of any forthcoming distribution so that those investors may receive a return of investment upon distribution which will, nevertheless, be taxable to them.

A redemption or exchange of shares is a taxable event and, accordingly, a capital gain or loss may be recognized. Investors should consult their tax advisors regarding the effect of federal, state, local, and foreign taxes on an investment in the Funds.

Any loss arising from the sale or redemption of shares of the Funds held for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any amount of capital gain dividends received by the shareholder with respect to such Fund shares. For purposes of determining whether shares of a Fund have been held for 6 months or less, a shareholder’s holding period is suspended for any periods during which the shareholder’s risk of loss is diminished as a result of holding 1 or more other positions in substantially similar or related property.

Certain U.S. shareholders, including individuals, estates and trusts whose income exceeds certain levels, are subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Funds and net gains from the disposition of shares of the Funds. U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in the Funds.

Pursuant to Treasury Regulations directed at tax shelter activity, taxpayers are required to disclose to the Internal Revenue Service (“IRS”) certain information on Form 8886 if they participate in a “reportable transaction.” A transaction may be a “reportable transaction” based upon any of several indicia with respect to a shareholder, including the existence of significant book-tax differences or the recognition of a loss in excess of certain thresholds. A significant penalty is imposed on taxpayers who participate in a “reportable transaction” and fail to make the required disclosure. Investors should consult their own tax advisors concerning any possible disclosure obligation with respect to their investment in shares of the Funds.

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Federal law requires mutual fund companies to report their shareholders’ cost basis, gain/loss, and holding period to the IRS on the Funds’ shareholders’ Consolidated Form 1099s when “covered” shares are sold. Covered shares are any regulated investment company shares acquired on or after January 1, 2012 and any such shares acquired before January 1, 2012 are considered non-covered shares. In response to this federal law, the Funds chose “average cost,” which is the mutual fund industry standard, as the Funds’ default tax lot identification for all shareholders. Average cost is the method used for reporting the redemption of any covered shares on your Consolidated Form 1099 unless you select a different tax lot identification method. You may choose a method different than average cost as long as you do so at the time of your purchase or upon the redemption of covered shares.

Information set forth in the Prospectus and this SAI that relates to federal taxation is only a summary of some of the important federal tax considerations generally affecting shareholders. No attempt has been made to present a detailed explanation of the federal income tax treatment of the Funds or their shareholders and this description is not intended as a substitute for federal tax planning. Accordingly, shareholders of the Funds are urged to consult their tax advisors with specific reference to their own tax situations. In addition, the tax discussion in the Prospectus and this SAI is based on tax laws and regulations which are in effect on the date of the Prospectus and this SAI; these laws and regulations may be changed by legislative or administrative action.

REDEMPTION IN KIND

Each Fund, when it is deemed to be in the best interests of a Fund’s shareholders, may make payment for shares repurchased or redeemed in whole or in part in securities of such Fund taken at current value. Should payment be made in securities, the redeeming shareholder will generally incur brokerage costs in converting such securities to cash and will bear market risk until the securities received are converted into cash. Portfolio securities that are issued in an in-kind redemption will be readily marketable.

PRINCIPAL SECURITY HOLDERS

As of April 3, 2025, Charles Schwab & Co., Inc. Special Custody Account For the Benefit of its Customers, 211 Main Street, San Francisco, California 94105, owned of record 22.46% of the outstanding shares of the Ave Maria Value Focused Fund, 9.92% of the outstanding shares of the Ave Maria Value Fund, 13.38% of the outstanding shares of the Ave Maria Rising Dividend Fund, 12.64% of the outstanding shares of the Ave Maria World Equity Fund, 16.85% of the outstanding shares of the Ave Maria Growth Fund, 14.12% of the outstanding shares of the Ave Maria Growth Focused Fund, and 13.87% of the outstanding shares of the Ave Maria Bond Fund; National Financial Services LLC, 499 Washington Blvd., Jersey City, New Jersey 07310, owned of record 28.73% of the outstanding shares of the Ave Maria Value Focused Fund, 10.53% of the outstanding shares of the Ave Maria Value Fund, 13.28% of the outstanding shares of the Ave Maria Growth Fund, 12.03% of the outstanding shares of the Ave Maria Growth Focused Fund, 14.31% of the outstanding shares of the Ave Maria Rising Dividend Fund, 12.94% of the outstanding shares of the Ave Maria Bond Fund, and 11.15% of the outstanding shares of the Ave Maria World Equity Fund; Edward D. Jones & Co., For the Benefit of its Customers, 12555 Manchester Road, St. Louis, Missouri, 63131, owned of record 10.48% of the outstanding shares

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of the Ave Maria Bond Fund; Louis C. Argenta Living Trust, c/o Schwartz Investment Counsel, 801 W. Ann Arbor Trail, Suite 244, Plymouth, Michigan 48170, owned of record 6.57% of the outstanding shares of the Ave Maria Value Focused Fund; Mary Jo Argenta Living Trust, c/o Schwartz Investment Counsel, 801 W. Ann Arbor Trail, Suite 244, Plymouth, Michigan 48170, owned of record 8.97% of the outstanding shares of the Ave Maria Growth Focused Fund; and LPL Financial, 4707 Executive Drive, San Diego, California 92121, owned of record 8.67% of the outstanding shares of the Ave Maria Value Focused Fund.

As of April 3, 2025, the Trustees and officers of the Trust as a group owned of record or beneficially less than 1% of the outstanding shares of each Fund, as shown on the transfer agent’s records.

CUSTODIAN

U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, has been retained to act as custodian for the Funds’ investments. As custodian, U.S. Bank, N.A. acts as each Fund’s depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of Deloitte & Touche LLP, 111 South Wacker Drive, Chicago, Illinois 60606, has been selected as the independent registered public accounting firm for the Trust for the fiscal year ending December 31, 2025. Deloitte & Touche LLP performs an annual audit of the Funds’ financial statements and advises the Funds as to certain accounting matters.

LEGAL COUNSEL

Sullivan & Worcester LLP, 1666 K Street, NW, Washington, D.C. 20006, serves as counsel to the Trust.

TRANSFER AGENT AND ADMINISTRATOR

Ultimus Fund Solutions, LLC (“Ultimus”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the transfer agent, administrator and fund accountant to the Funds pursuant to a Mutual Fund Services Agreement. Ultimus maintains the records of each shareholder’s account, processes purchases and redemptions of the Funds’ shares and acts as dividend and distribution disbursing agent. Ultimus also provides administrative services to the Funds, calculates daily NAVs and maintains such books and records as are necessary to enable Ultimus to perform its duties. For the performance of these services, each Fund pays Ultimus a fee based upon a percentage of the average daily net assets of each Fund, subject to a minimum monthly fee. In addition, the Funds pay out-of-pocket expenses, including but not limited to, postage, stationery, checks, drafts, forms, reports, record storage, communication lines and the costs of external pricing services.

The Funds paid the following administration, accounting, and transfer agent fees to Ultimus during the past three years:

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	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Ave Maria Value Focused Fund	$ 41,781	$ 41,174	$ 38,565
Ave Maria Value Fund	$ 405,928	$362,242	$332,640
Ave Maria Growth Fund	$1,038,388	$862,782	$836,157
Ave Maria Rising Dividend Fund	$1,047,172	$929,309	$903,219
Ave Maria World Equity Fund	$ 113,726	$ 90,521	$ 79,856
Ave Maria Growth Focused Fund	$ 57,559	$ 54,162	$ 51,270
Ave Maria Bond Fund	$543,170	$474,738	$452,313

THE DISTRIBUTOR

Ultimus Fund Distributors, LLC (the “Distributor”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as principal underwriter for the Funds pursuant to a Distribution Agreement. Shares are sold on a continuous basis by the Distributor. The Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, but it is not obliged to sell any particular amount of shares. The Distribution Agreement has an initial two-year term and provides that, unless sooner terminated, it will continue in force from year to year, provided such continuance is approved at least annually by (1) the Board of Trustees or a vote of a majority of the outstanding shares of a Fund and (2) a majority of the Independent Trustees by vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated by a Fund at any time, without the payment of any penalty, by vote of a majority of the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Fund on 60 days’ written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days’ written notice to the Trust. The Distribution Agreement will automatically terminate in the event of its assignment. The Distributor is a wholly owned subsidiary of Ultimus. Stephen Preston is an officer of both the Distributor and the Trust.

FINANCIAL STATEMENTS

The financial statements of the Funds, which have been audited by Deloitte & Touche LLP, are incorporated herein by reference to the December 31, 2024 Annual Financial Statements and Additional Information.

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APPENDIX A - RATINGS DESCRIPTIONS

The various ratings used by Moody’s Ratings (“Moody’s”), S&P Global Ratings (“S&P”) and Fitch Ratings are described below. A rating by a nationally recognized statistical rating organization (“NRSRO”) represents the organization’s opinion as to the credit quality of the security. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that the quality of corporate bonds and preferred stocks in which the Funds may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one NRSRO, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the NRSROs from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

The long-term ratings of Moody’s, S&P and Fitch for debt securities are as follows:

Moody’s Ratings

Aaa – Obligations rated Aaa are judged to be of the highest quality, with minimal risk.

Aa – Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A – Obligations rated A are considered upper-medium-grade and are subject to low credit risk.

Baa – Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade, and as such may possess speculative characteristics.

Ba – Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B – Obligations rated B are considered speculative and are subject to high credit risk.

Caa – Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca – Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery in principal and interest.

C – Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal and interest.

Moody’s appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

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S&P Ratings

AAA – An obligation rated “AAA” has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB, B, CCC, CC and C – Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC – An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC – An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C – An obligation rated “C” is currently highly vulnerable to nonpayment and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D – An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date

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due, unless S&P believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring.

NR – This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Fitch Ratings

AAA – Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA – Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A - High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB – Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB – Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B – Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC – Substantial credit risk. Very low margin for safety. Default is a real possibility.

CC – Very high levels of credit risk. Default of some kind appears probable.

C – Near default. A default or default-like process has begun, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a “C’ category for an issuer include:

•	the issuer has entered into a grace or cure period following non-payment of a material financial obligation;
•	the formal announcement by the issuer or its agent of a distressed debt exchange;
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•	a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.

RD – Restricted Default. RD ratings indicate an issuer that in Fitch Ratings’ opinion has experienced:

•	An uncured payment default or distressed debt exchange on a bond, loan or other material financial obligations, but
•	Has not entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure, and
•	Has not otherwise ceased operating.

This would include:

•	The selective payment default on a specific class or currency of debt;
•	The uncured expiry of any applicable original grace period, cure period, or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation.

D – Default. D ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or that has otherwise ceased business and debt is still outstanding.

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APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES

September 30, 2025

Schwartz Investment Trust (the “Trust”) and Schwartz Investment Counsel, Inc. (the “Adviser”) intend to exercise a voice on behalf of their shareholders and clients in matters of corporate governance through the proxy voting process. We take our fiduciary responsibilities very seriously and believe the right to vote proxies is a significant asset of shareholders and clients. We exercise our voting responsibilities as a fiduciary, solely with the goal of maximizing the value of our shareholders' and clients’ investments.

The Trust’s board of trustees has delegated to the Adviser the responsibility of overseeing voting policies and decisions for the Trust. Our proxy voting principles for the Trust and our other clients are summarized below, with specific examples of voting decisions for the types of proposals that are most frequently presented:

General policy for voting proxies

We will vote proxies solely in the interests of our clients. Any conflict of interest must be resolved in the way that will most benefit our clients. Since the quality and depth of management is a primary factor considered when investing in a company, we give substantial weight to the recommendation of management on any issue. However, we will consider each issue on its own merits, and the position of a company’s management will not be supported in any situation where it is found not to be in the best interests of our clients. Proxy voting, absent any unusual circumstances or conflicts of interest, will be conducted in accordance with the procedures set forth below.

Conflicts of interest

The Adviser recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of its clients. Such circumstances may include, but are not limited to, situations where the Adviser or one or more of its affiliates, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. The Adviser shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of clients, both as a result of the employee’s personal relationships and due to circumstances that may arise during the conduct of the Adviser’s business, and to bring conflicts of interest of which they become aware to the attention of the Proxy Manager (as defined below). The Adviser shall not vote proxies relating to such issuers on behalf of its client accounts until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been agreed upon by the Nominating and Governance Committee of Independent Trustees (the “Committee”). A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser’s decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. If the Proxy Manager (as defined below) determines that a conflict of interest is not material, the Adviser may vote proxies notwithstanding the existence of a conflict. If the conflict of interest is determined to be material, the conflict shall be disclosed to the Committee and the Adviser shall follow the instructions of the Committee. The Proxy Manager (as defined

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below) shall keep a record of all materiality decisions and report them to the Committee on a quarterly basis.

Election of the board of directors

We believe that good governance starts with an independent board, unfettered by significant ties to management, all of whose members are elected annually. In addition, key board committees should be entirely independent.

We will generally support the election of directors that result in a board made up of a majority of independent directors.

We will hold directors accountable for the actions of the committees on which they serve. For example, we will withhold votes for nominees who serve on the compensation committee if they approve excessive compensation arrangements or propose equity-based compensation plans that unduly dilute the ownership interests of stockholders.

We will support efforts to declassify existing boards. We will vote against efforts by companies to adopt classified board structures, or impose “poison pills” on its shareholders or adopt multiple classes of stock.

Approval of independent auditors

We believe that the relationship between the company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not, in the aggregate, impair independence.

Equity-based compensation plans

We believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees, and directors. Conversely, we are opposed to plans that substantially dilute our clients’ ownership interest in the company, provide participants with excessive awards, or have inherently objectionable structural features.

We will generally vote against plans where total potential dilution (including all equity-based plans) exceeds 10% of shares outstanding.

We will generally vote against plans if annual option grants have exceeded 2% of shares outstanding.

These total and annual dilution thresholds are guidelines, not ceilings, and when assessing a plan's impact on our shareholdings we consider other factors such as the nature of the industry and size of the company.

We will vote against plans that have any of the following structural features:

•	Ability to re-price underwater options
•	Ability to issue options with an exercise price below the stock's current market price.
•	Ability to issue reload options.
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•	Automatic share replenishment ("evergreen") feature.

We will support measures intended to increase long-term stock ownership by executives. These may include:

•	Requiring senior executives to hold a minimum amount of stock in the company (frequently expressed as a certain multiple of the executive's salary).
•	Requiring stock acquired through option exercise to be held for a certain period of time.
•	Using restricted stock grants instead of options.

To this end, we support expensing the fair value of option grants because it substantially eliminates their preferential financial statement treatment vis-à-vis stock grants, furthering our case for increased ownership by corporate leaders and employees.

We will support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

Corporate structure and shareholder rights

We believe that shareholders should have voting power equal to their equity interest in the company and should be able to approve (or reject) changes to the corporation's by-laws by a simple majority vote.

We will support proposals to remove super-majority (typically from 66.7% to 80%) voting requirements for certain types of proposals. We will vote against proposals to impose super-majority requirements.

We will vote for proposals to lower barriers to shareholder action (e.g., limited rights to call special meetings, limited rights to act by written consent).

We will vote against proposals for a separate class of stock with disparate voting rights.

We will generally vote for proposals to subject shareholder rights plans ("poison pills") to a shareholder vote. In evaluating these plans, we will be more likely to support arrangements with short-term (less than 3 years) sunset provisions, qualified bid/permitted offer provisions ("chewable pills") and/or mandatory review by a committee of independent directors at least every three years (so-called "TIDE" provisions).

Corporate and social policy issues

We believe that "ordinary business matters" are primarily the responsibility of management and should be approved solely by the corporation's board of directors. Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices.

We generally vote against these types of proposals, though we may make exceptions in certain instances where we believe a proposal has substantial economic implications.

We will generally vote  against shareholder proposals that mandate the adoption of environmental, social, and governance (ESG) or diversity, equity, and inclusion (DEI) initiatives. We do not

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consider gender, racial, or ethnic diversity to be material factors in our voting decisions and believe such mandates may not align with our fiduciary responsibility to prioritize long-term shareholder value.

We will generally vote against “climate-change” proposals that require companies to adopt specific climate-related targets, energy transition plans, or carbon-reduction commitments, as we do not believe these types of proposals are aligned with our fiduciary duty to prioritize long-term shareholder value.

We will generally vote against proposals that seek to restrict or reallocate capital away from fossil fuel development, industrial expansion, or other sectors we consider essential to long-term economic growth and national energy security.

We will attempt to vote proxies in a manner that is consistent with the core values and teachings of the Roman Catholic Church and the morally responsible investment criteria determined by the Trust’s Catholic Advisory Board.

Proxy voting process

Proxy voting is subject to the supervision of Robert Schwartz, Senior Vice President (the “Proxy Manager”). Reasonable efforts will be made to obtain proxy materials and to vote in a timely fashion. Records will be maintained regarding the voting of proxies under these policies and procedures.

Annual filing of proxy voting record

The Trust shall file an annual report of each proxy voted with respect to portfolio securities held by the Funds during the twelve-month period ended June 30 on Form N-PX no later than August 31 of each year.

The Adviser (a Form 13F Filer) shall file an annual report of its proxy voting record with respect to certain executive compensation matters during the twelve-month period ended June 30* on Form N-PX no later than August 31 of each year.

Proxy voting disclosures

The Trust shall include in its registration statement:

1.	A description of these proxy voting policies and procedures; and
2.	A statement disclosing that information regarding how the Trust voted proxies relating to portfolio securities held by the Funds during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling the Trust’s toll-free telephone number or through a specified Internet address or both and on the SEC website.

The Trust shall include in its Annual and Semi-Annual Reports to shareholders:

1.	A statement that a description of the proxy voting policies and procedures is available without charge, upon request, by calling the Trust’s toll-free telephone number or through
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a specified internet address or both and on the SEC website.

2.	A statement disclosing that information regarding how the Trust voted proxies relating to portfolio securities held by the Funds during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Trust’s toll-free telephone number or through a specified Internet address or both and on the SEC website.
3.	A brief, plain English statement that certain additional Fund information is available on [the Fund’s] website, including plain English references to, as applicable, the Fund’s prospectus, financial information holdings, and proxy voting information**.

*Beginning with the period July 1, 2023 to June 30, 2024.

**This disclosure is required by the new Tailored Shareholder Report (TSR) rule, and replaces disclosures contained in Items (1) and (2). Funds must comply with the TSR rule by July 24, 2024.

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